As filed with the Securities and Exchange Commission on February 28, 2003



                                File No.333-32531

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                    [ ] Pre-Effective Amendment No.

                    [X] Post-Effective Amendment No. 8


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                    [X] Amendment No. 1

                        (Check appropriate box or boxes)


                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                           (Exact Name of Registrant)

                   AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                              (Name of Depositor)

                              One American Square
                          Indianapolis, Indiana 46282
         (Address of Depositor's Principal Executive Office)(Zip Code)

                                 (317)285-1869
              (Depositor's Telephone Number, including Area Code)

                              John C. Swhear, Esq.
                                 Senior Counsel
                   American United Life Insurance Company(R)
                              One American Square
                          Indianapolis, Indiana 46282
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (Check appropriate Space)


_____     immediately upon filing pursuant to paragraph (b) of Rule 485

          on                  pursuant to paragraph (b) of Rule 485
_____        ----------------

 X
_____     60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____     on (date) pursuant to paragraph (a)(1) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

                                   PROSPECTUS

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                    American United Life Insurance Company(R)
                       One American Square, P.O. Box 7127
                        Indianapolis, Indiana 46209-7127

This Prospectus describes a individual flexible premium adjustable variable life insurance policy (the "Policy") offered by American United Life Insurance Company(R) ("AUL," "we," "us" or "our") subject to approval in individual states. AUL designed the Policy to provide insurance protection on the Insured (or Insureds if you choose the Last Survivor Rider) named in the Policy. The Policy also provides you with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for your changing insurance needs under a single insurance Policy.

You also have the opportunity to allocate Net Premiums and Account Value to one or more Investment Accounts of the AUL American Individual Variable Life Unit Trust (the "Separate Account") and to AUL's general account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Fixed Account, see "Fixed Account." AUL invests the assets of each Investment Account in a corresponding mutual fund portfolio (each, a "Portfolio"). The investment advisors shown below manage each Fund and its Portfolio(s).


Fund/Investment Advisor                            Investment Account and Corresponding Mutual Fund Portfolio
-----------------------                            ----------------------------------------------------------

OneAmerica Funds, Inc.                             OneAmerica Asset Director Portfolio
  American United Life Insurance Company(R)        OneAmerica Investment Grade Bond Portfolio
                                                   OneAmerica Money Market Portfolio
                                                   OneAmerica Value Portfolio

Alger American Fund                                Alger American Growth Portfolio
   Fred Alger Management, Inc.                     Alger American Small Capitalization Portfolio

American Century Variable Portfolios, Inc.         American Century VP Capital Appreciation Portfolio
  American Century Investment Management, Inc.     American Century VP Income & Growth Portfolio
                                                   American Century VP International Portfolio

Fidelity Variable Insurance Products Fund          VIP Asset Manager Portfolio
  Fidelity Management & Research Company           VIP Contrafund(R) Portfolio
                                                   VIP Equity-Income Portfolio
                                                   VIP Growth Portfolio
                                                   VIP High Income Portfolio
                                                   VIP Index 500 Portfolio
                                                   VIP Money Market Portfolio
                                                   VIP Overseas Portfolio

INVESCO Variable Investment Funds, Inc.            INVESCO VIF-Dynamics Fund
  INVESCO Funds Group, Inc.                        INVESCO VIF-Financial Services Fund
                                                   INVESCO VIF-Health Sciences Fund
                                                   INVESCO VIF-High Yield Fund
                                                   INVESCO VIF-Utilities Fund

Janus Aspen Series                                 Janus Flexible Income Portfolio
  Janus Capital Management  LLC                    Janus Worldwide Growth Portfolio

PBHG Insurance Series Fund                         PBHG Growth II Portfolio
  Pilgrim Baxter & Associates, Ltd.                PBHG Technology & Communications Portfolio

SAFECO Resource Series Trust                       SAFECO RST Equity Portfolio
  SAFECO Asset Management Company                  SAFECO RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Associates, Inc.                   T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.            T. Rowe Price Limited-Term Bond Portfolio
  T. Rowe Price Associates, Inc.

The prospectuses for the Funds describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on the Funds. Not all funds are available with all contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be accompanied by the current prospectuses for the Fund or Funds being considered. Each of these prospectuses should be read carefully and retained for future reference.

                   The Date of this Prospectus is May 1, 2003

                                TABLE OF CONTENTS

                                                                          Page

DEFINITIONS OF TERMS..........................................................3

SUMMARY AND DIAGRAM OF THE POLICY............................................ 4

DIAGRAM OF CONTRACT ........................................................5,6

FEE TABLE .................................................................. ??

GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS............ 7
         American United Life Insurance Company(R)........................... 7
         Separate Account.................................................... 7
         The Funds........................................................... 7
         OneAmerica Funds, Inc............................................... 7
         Alger American Fund................................................. 8
         American Century Variable Portfolios, Inc........................... 8
         Fidelity Variable Insurance Products Fund........................... 8
         INVESCO Variable Investment Funds, Inc.............................. 9
         Janus Aspen Series..................................................10
         PBHG Insurance Series Fund..........................................10
         SAFECO Resource Series Trust........................................10
         T. Rowe Price Equity Series, Inc....................................10
         T. Rowe Price Fixed Income Series, Inc..............................10
         Voting Rights.......................................................11

PREMIUM PAYMENTS AND ALLOCATIONS.............................................12
         Applying for a Policy...............................................12
         Right to Examine Period.............................................12
         Premiums............................................................12
         Premium Payments to Prevent Lapse...................................13
         Premium Allocations and Crediting...................................13
         Transfer Privilege..................................................14
         Initial Dollar Cost Averaging Program...............................14
         Ongoing Dollar Cost Averaging Program...............................15
         Portfolio Rebalancing Program.......................................15


FIXED ACCOUNT................................................................15
         Summary of the Fixed Account........................................15
         Minimum Guaranteed and Current Interest Rates.......................15
         Enhanced Averaging Fixed Account....................................15
         Calculation of the Fixed Account Value..............................16
         Transfers from the Fixed Account....................................16
         Payment Deferral....................................................16

CHARGES AND DEDUCTIONS.......................................................16
         Premium Expense Charges.............................................16
         Monthly Deduction...................................................16
         Mortality and Expense Risk Charge...................................17
         Surrender Charge....................................................17
         Taxes...............................................................17
         Special Uses........................................................17

HOW YOUR ACCOUNT VALUES VARY.................................................18
         Determining the Account Value.......................................18
         Cash Value and Net Cash Value.......................................19

DEATH BENEFIT AND CHANGES IN FACE AMOUNT.....................................19
         Amount of Death Benefit Proceeds....................................19
         Death Benefit Options...............................................19
         Initial Face Amount and Death Benefit Option........................20
         Changes in Death Benefit Option.....................................20
         Changes in Face Amount..............................................20
         Selecting and Changing the Beneficiary..............................20

CASH BENEFITS................................................................20
         Policy Loans........................................................20
         Surrendering the Policy for Net Cash Value..........................21
         Partial Surrenders..................................................21
         Settlement Options..................................................22
         Specialized Uses of the Policy......................................22
         Life Insurance Retirement Plans.....................................22
         Risks of Life Insurance Retirement Plans............................23

ILLUSTRATIONS OF ACCOUNT VALUES, CASH VALUES, DEATH BENEFITS AND
 ACCUMULATED PREMIUM PAYMENTS..............................................23-32

OTHER POLICY BENEFITS AND PROVISIONS.........................................33
         Limits on Rights to Contest the Policy..............................33
         Changes in the Policy or Benefits...................................33
         Change of Insured...................................................33
         Exchange for Paid-Up Policy.........................................33
         When Proceeds Are Paid..............................................33
         Dividends...........................................................33
         Reports to Policy Owners............................................33
         Assignment..........................................................34
         Reinstatement.......................................................34
         Rider Benefits......................................................34

TAX CONSIDERATIONS...........................................................35
         Tax Status of the Policy............................................35
         Tax Treatment of Policy Benefits....................................36
         Estate and Generation Skipping Taxes................................37
         Life Insurance Purchased for Use in Split Dollar Arrangements.......38
         Taxation Under Section 403(b) Plans.................................38
         Non-Individual Ownership of Contracts...............................38
         Possible Charge for AUL's Taxes.....................................38

OTHER INFORMATION ABOUT THE POLICIES AND AUL.................................38
         Policy Termination..................................................38
         Resolving Material Conflicts........................................38
         Addition, Deletion or Substitution of Investments...................39
         Sale of the Policies................................................39
         AUL Directors and Executive Officers................................40
         State Regulation....................................................41
         Additional Information..............................................41
         Independent Accountants.............................................41
         Litigation..........................................................41
         Legal Matters.......................................................41
         Financial Statements................................................41

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                              DEFINITIONS OF TERMS

ACCOUNT VALUE

          The Account Value is the sum of your interest in the Variable Account, the Fixed Account(s), and the Loan Account.

AGE

          Issue Age means the Insured's age as of the Contract Date. Attained Age means the Issue Age increased by one for each complete Policy Year.

CASH VALUE

          The Cash Value is the Account Value less the Surrender Charge.

CONTRACT DATE

          The  date  from  which  Monthiversaries,   Policy  Years,  and  Policy
          Anniversaries are measured. Suicide and incontestability periods are also measured from the Contract Date.

DEATH BENEFIT AND DEATH BENEFIT PROCEEDS

          This Policy has two death benefit options. The Death Benefit Proceeds are the Death Benefit less any outstanding loan and loan interest, plus any benefits provided by rider.

FACE AMOUNT

          The Face Amount shown on the Policy Data Page of the Policy, or as subsequently changed.

FIXED ACCOUNT

          An account which is part of our general account, and is not part of or dependent on the investment performance of the Variable Account.

GENERAL  ACCOUNT

          All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

GUARANTEE PERIOD

          The period shown on the Policy Data Page during which the Policy will remain in force if cumulative premiums less any outstanding loan and loan interest and Partial Surrenders equal or exceed the Required Premium for the Guarantee Period. The Guarantee Period terminates on any Monthiversary that this test fails.

HOME OFFICE

          The Variable Products Service office at AUL's principal business office, One American Square, P.O. Box 7127, Indianapolis, Indiana 46209-7127, (800) 863-9354.

INSURED

          The insured named on the Policy Data Page of the Policy. The Insured may or may not be the Owner. An available rider provides for coverage on the lives of two Insureds.

INVESTMENT ACCOUNTS/INVESTMENT OPTIONS

          One  or  more  of  the  subdivisions  of the  Separate  Account.  Each
          Investment Account is invested in a corresponding Portfolio of a particular mutual fund.

ISSUE DATE

          The date the Policy is issued.

LOAN ACCOUNT

          A portion of the Account Value which is collateral for loan amounts.

MINIMUM INSURANCE PERCENTAGE

          The minimum percentage of insurance required to qualify the Policy as life insurance under the Internal Revenue Internal Revenue Code. A table of these amounts is on the Policy Data Page of your Policy.

MODIFIED ENDOWMENT

          A classification of policies determined under the Internal Revenue Internal Revenue Code to be modified endowment contracts which affects the tax status of distributions from the Policy.

MONTHIVERSARY

          The same date of each month as the Contract Date. If a Monthiversary falls on a day which is not a Valuation Date, the processing of the Monthiversary will be the next Valuation Date.

NET CASH VALUE

          Cash Value less outstanding loans and loan interest.

NET PREMIUM

          The total premium paid reduced by premium expense charges.

OWNER

          The owner named in the application for a Policy, unless changed.

PARTIAL SURRENDER

          A withdrawal of a portion of the Account Value.

POLICY ANNIVERSARY

          The same date each year as the Contract Date.

POLICY DATA PAGE

          The Policy Data Page in your Policy, or the supplemental Policy Data Page most recently sent to you by us.

POLICY YEAR

          One year from the Contract Date and from each Policy Anniversary.

PORTFOLIO

          A separate investment fund in which the Separate Account invests.

PROPER NOTICE

          Notice that is received at our Home Office in a form acceptable to us.

REQUIRED PREMIUM FOR THE GUARANTEE PERIOD

          The amount that must be paid on a cumulative basis to keep this Policy in force during the Guarantee Period.

RISK AMOUNT

          The Death Benefit divided by 1.00246627 less the Account Value.

SEPARATE ACCOUNT

          AUL American Individual Variable Life Unit Trust. The Separate Account is segregated into several Investment Accounts each of which invests in a corresponding mutual fund portfolio.

VALUATION DATE

          Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas and/or Independence Day.

VALUATION PERIOD

          A Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT

          The Separate Account.

VARIABLE ACCOUNT VALUE

          The Account Value of this Contract that is invested in one or more Investment Accounts.

WE         "We", "us" or "our" means AUL.

YOU        "You" or "your" means the Owner of this Policy.

                        SUMMARY AND DIAGRAM OF THE POLICY

The investor should read the following summary of Prospectus information and diagram of the Policy in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, that the Last Survivor Rider is not in force, and that there are no outstanding loans and loan interest.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, typically the Owner of a Policy pays premium payments for insurance coverage on the Insured. Also, like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Value that is payable if the Owner surrenders the Policy during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Value during the early Policy Years is likely to be lower than the premium payments paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Account Value will increase or decrease to reflect the investment performance of the Investment Accounts to which Account Value is allocated. Also, there is no guaranteed minimum Net Cash Value. Nonetheless, AUL guarantees to keep the Policy in force during the Guarantee Period shown on the Policy Data Page of your Policy if, on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period (shown on the Policy Data Page of your Policy) multiplied by the number of Policy Months since the Policy Date. Otherwise, if the Net Cash Value is insufficient to pay the Monthly Deduction, the Policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse." If a Policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations."

The diagram on the following pages summarizes the most important features of the
Policy,  such  as  charges,  cash  surrender  benefits,   Death  Benefits,   and
calculation of Cash Values.

Portfolio Company Risks. A comprehensive discussion of the risks of each mutual fund portfolio may be found in the mutual fund's prospectus.

Purpose of the Policy. AUL designed the Policy to provide long-term insurance benefits; and, it may also provide long-term accumulation of Cash Value. You should evaluate the Policy in conjunction with other insurance policies that you own, as well as the need for insurance and the Policy's long-term potential for growth. It may not be advantageous to replace existing insurance coverage with this Policy. In particular, you should carefully consider replacement if the decision to replace existing coverage is based solely on a comparison of Policy illustrations. See "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments" and "Specialized Uses of the Policy."

     Policy Tax Compliance. AUL intends for the Policy to satisfy the definition of a life insurance policy under Section 7702 of the Internal Revenue Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under certain circumstances, the Internal Revenue Code will treat a Policy as a Modified Endowment. AUL will monitor the Policies and will attempt to notify you on a timely basis if your Policy ceases to satisfy the federal tax definition of life insurance or becomes a Modified Endowment. However, we do not undertake to give you such notice or to take corrective action. We reserve the right to refund any premiums that may cause the Policy to become a Modified Endowment. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a Modified Endowment, see "Tax Considerations."

     Right to Examine Policy and Policy Exchange. For a limited time, you have the right to cancel your Policy and receive a refund. See "Right to Examine Policy." AUL generally allocates Net Premiums to the Fixed Account and Investment Accounts on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. See "Premium Allocations and Crediting."

You may exchange the Policy for a paid-up whole life policy with a level face amount, not greater than the Policy's Face Amount, that can be purchased by the Policy's Net Cash Value. See "Exchange for Paid-Up Policy."

     Owner Inquiries. If you have any questions, you may write or call our Home Office.

                               Diagram of Contract

                                Premium Payments


You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency.

The Policy's minimum initial premium payment depends on the Insured's age, sex and risk class, Initial Face Amount selected, any supplemental and/or rider benefits, and any planned periodic premiums.

The Owner may make unplanned premium payments, within limits.

Extra premium payments may be necessary to prevent lapse.


                        Deductions from Premium Payments

For state and local premium taxes (2.5% of premium payments).

For contracts issued prior to May 1, 2000: For sales charges (3.5% of each premium paid during the first ten Policy Years; 1.5% of each premium paid thereafter).

For contracts issued after May 1, 2000: For sales charges (2.5% of each premium paid.)


                              Net Premium Payments

You direct the allocation of Net Premium payments among the Investment Accounts of the Separate Account and the Fixed Account (effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is not available for new money deposits or transfers). (See rules and limits on Net Premium payment allocations.)

Each Investment Account invests in a corresponding portfolio of a mutual fund:

Mutual Fund                                       Portfolio

OneAmerica Funds, Inc.                            OneAmerica Asset Director Portfolio
                                                  OneAmerica Investment Grade Bond Portfolio
                                                  OneAmerica Money Market Portfolio
                                                  OneAmerica Value Portfolio

Alger American Fund                               Alger American Growth Portfolio
                                                  Alger American Small Capitalization Portfolio

American Century Variable Portfolios, Inc.        American Century VP Capital Appreciation Portfolio
                                                  American Century VP Income & Growth Portfolio
                                                  American Century VP International Portfolio

Fidelity Variable Insurance Products Fund         VIP Asset Manager Portfolio
                                                  VIP Contrafund(R) Portfolio
                                                  VIP Equity-Income Portfolio
                                                  VIP Growth Portfolio
                                                  VIP High Income Portfolio
                                                  VIP Index 500 Portfolio
                                                  VIP Money Market Portfolio
                                                  VIP Overseas Portfolio
INVESCO Variable Investment Funds, Inc.           INVESCO VIF-Dynamics Fund
                                                  INVESCO VIF-Financial Services Fund
                                                  INVESCO VIF-Health Sciences Fund
                                                  INVESCO VIF-High Yield Fund
                                                  INVESCO VIF-Utilities Fund

Janus Aspen Series                                Janus Flexible Income Portfolio
                                                  Janus Worldwide Growth Portfolio

PBHG Insurance Series Fund                        PBHG Growth II Portfolio
                                                  PBHG Technology & Communications Portfolio

SAFECO Resource Series Trust                      RST Equity Portfolio
                                                  RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                 T. Rowe Price Equity Income Portfolio
                                                  T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.           T. Rowe Price Limited-Term Bond Portfolio

Not all funds are available with all contracts.

AUL credits interest on amounts allocated to the Fixed Account at a minimum guaranteed rate of 3%. (See rules and limits on transfers from the Fixed Account allocations).

                                   Deductions

                          From Mutual Fund Portfolios

The Investment Advisors of the underlying mutual fund portfolios deduct Management or Advisory fees and other operating expenses from the assets of each of the individual mutual fund portfolios. These fees and expenses range from 0.28% to 1.37% of the portfolios' net assets. These fees are not deducted under the contract. They are reflected in the portfolios' net asset values.

                               From Account Value

For contracts issued prior to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $30.00 per month for the first Policy Year and $5.00 per month thereafter.

For contracts issued after May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $17.50 per month for the first Policy Year and $6.00 per month thereafter.

                            From Investment Accounts

Monthly charge at a guaranteed annual rate of 0.75% from the Variable Account Value during the first 10 Policy Years and 0.25% thereafter. This charge is not deducted from the Fixed Account Value.


                                  Account Value

Account Value is equal to Net Premiums, as adjusted each Valuation Date to reflect Investment Account investment experience, interest credited on Fixed Account value, charges deducted and other Policy transactions (such as transfers, loans and surrenders).

Varies from day to day. There is no minimum guaranteed Account Value. The Policy may lapse if the Net Cash Value is insufficient to cover a Monthly Deduction due.

Can be transferred among the Investment Account and Fixed Account. A transfer fee of $25.00 may apply if more than 12 transfers are made in a Policy Year.

Is the starting point for calculating certain values under a Policy, such as the Cash Value, Net Cash Value and the Death Benefit used to determine Death Benefit Proceeds.

          Cash Benefits                                            Death Benefits

 Loans may be taken for amounts up to 90% of the              Income tax free to beneficiary.
 Account Value, less loan interest due on the next
 Policy Anniversary and any surrender charges.                Available as lump sum or under a variety of
                                                              settlement options.
 Partial Surrenders generally can be made provided
 there is sufficient remaining Net Cash Value.                For all policies, the minimum Face Amount of $50,000.

 The Policy may be  surrendered  in full at any time          Two death benefit options available:  Option 1, equal to
 for its Net Cash Value. A surrender  charge will             the Face Amount, and Option 2, equal to the Face Amount
 apply  during the first  fifteen Policy Years.               plus Account Value.

                                                              Flexibility to change the death benefit option and
 Settlement options are available.                            Face Amount.

 Loans, Partial Surrenders, and Full Surrenders               Any outstanding loan and loan interest is deducted
 may have adverse tax consequences.                           from the amount payable.

                                                              Supplemental and/or rider benefits may be available.

                                  FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                Transaction Fees
________________________________________________________________________________

Charge                           When Charge is deducted         Amount Deducted
________________________________________________________________________________
Maximum Deferred Sales Charge    Upon Full Surrender             $50.00 per unit

Premium Taxes(1)                 Upon receipt of premium         2.5% of premium

Sales Charge                     Upon receipt of premium         Prior to 5/1/2000: 3.5% of Premium
                                                                 After 5/1/2000:    2.5% of Premium

Tranfer Fees                     Upon transfer of accumulated    Maximum $25.00 per transfer in
                                 value between investment        excess of 12 in a policy year(2)
                                 options

(1) We do not expect to change the premium tax charge unless the rates we pay change or a change in law requires us to do so.

(2) There is no charge currently imposed on transfers.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including mutual fund company fees and expenses.

                       Periodic Charges Other Than Mutual Fund Company Operating Expense
______________________________________________________________________________________________________________________________

Charge                          When Charge is deducted                   Current                      Guarantee
______________________________________________________________________________________________________________________________
Cost of Insurance (1)(2)          Monthly beginning on            $0.01 - $83.33 per 1,000 of     $0.01 - $71.295 per 1,000 of
                                  contract date                   net amount at risk              net amount at risk

Monthly Administative Charge      Monthly beginning on            $17.50 year 1                   $17.50 year 1
                                  contract date                   $10.00 year 2 and thereafter    $10.00 year 2 and thereafter

                                                                  For contracts issued prior to May 1 2000:
                                                                  $25.00 year 1                   $25.00 year 1
                                                                  $10.00 year 2 and thereafter    $10.00 year 2 and thereafter

Mortality and Expense Risk Charge Monthly beginning on            0.75% years 1-10                   same
                                  contract date                   0.25% year 11 and thereafter


Optional Benefits(3)

Waiver of Monthly Deduction       Monthly beginning on            19.48% of all contract charges     same
                                  contract date                   based on insured's attained age

Last Survivor Rider(4)            No Charge

Guaranteed Insurability           Monthly beginning on            $0 - $0.19 per 1,000 of chosen     same
Option                            contract date                   increase in face amount

Children's Insurance Benefit      Monthly beginning on            $0.83 per unit of coverage         same
Rider                             contract date

Other Insured Term Rider          Monthly beginning on            $0.01 - $83.33 per 1,000 of      $0.01 - $77.175 per 1,000 of
                                  contract date                   net amount at risk               net amount at risk

Waiver of Premium Disability      Monthly beginning on            $0.01 - $6.55 per 100 of           same
Benefit Rider                     contract date                   monthly chosen benefit

Automatic Increase Rider          No Charge

Guaranteed Death Benefit Rider    No Charge

Accelerated Death Benefit Rider   No Charge

Long Term Care Accelerated        Monthly beginning on            0.55% of Account Value for         same
Death Benefit Rider               contract date                   single life contracts

                                                                  1.00% of Account Value for
                                                                  contracts with the Last Survivor
                                                                  Rider

(1) Cost of insurance varies based on a number variables and therefore will vary between Policies, and may vary from Monthiversary to Monthiversary. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured.

(2) When the younger person insured by the policy reaches age 100, this charge is reduced to zero.

(3) Subject to state availability.

(4) This rider has no specific charge, but it modifies the cost of insurance charge to reflect the mortality of the two insureds under the contract.


The next table describes the mutual fund company fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the mutual fund companies. More detail concerning each mutual fund company's fees and expenses is contained in the prospectus for each mutual fund.

Annnual Mutual Fund Company Operating Expenses (expenses that are deducted from mutual fund company assets)

                                                        Minimum         Maximum
                                                        -------         -------

Management Fees

Distribution and/or Service (12b-1) Fees

Other Expenses                                     [to be provided by amendment]

Total Annual mutual fund company Operating Expenses

        GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

     American United Life Insurance Company ("AUL") has its principal offices at One American Square, Indianapolis, Indiana, 46282. AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company ("MHC").

     After conversion, the insurance company issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the "Stock Holding Company"). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, the MHC must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

     AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 2002, AUL had assets of $12,208,143,297 and equity of $1,100,282,506.

     The principal underwriter for the Contracts is OneAmerica Securities, Inc., a wholly owned subsidiary of AUL. One America Securities, Inc., is registered as a broker-dealer with the SEC.

AUL is subject to regulation by the Department of Insurance of the State of Indiana as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Policies are sold. State specific policy forms may reflect some variances in the provisions outlined in this prospectus.

Separate Account

The Separate Account was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment
Company Act of 1940 (the "1940 Act"). AUL has established other segregated investment accounts, some of which also are registered with the SEC.

The Separate Account is divided into Investment Accounts. The Investment Accounts available under the Policies invest in shares of Portfolios of the Funds. The Separate Account may include other Investment Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus. The assets in the Separate Account are owned by AUL.

Income, gains and losses, realized or unrealized, of an Investment Account are credited to or charged against the Investment Account without regard to any other income, gains or losses of AUL. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Separate Account are not chargeable with liabilities arising out of any other business of AUL. AUL is obligated to pay all benefits provided under the Policies.

The Funds

Each Fund is registered with the SEC as a diversified, open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. Each of the Funds comprises one or more of the Portfolios and other series that may not be available under the Policies. The investment objectives of each of the Portfolios is described below.

ONEAMERICA FUNDS, INC. (formerly the AUL American Series Fund, Inc.)

ONEAMERICA  ASSET  DIRECTOR   PORTFOLIO   (formerly  the  AUL  American  Managed
Portfolio)

The investment objective of the OneAmerica Asset Director Portfolio is to provide a high total return consistent with prudent investment risk. The Portfolio attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO (formerly the AUL American Bond Portfolio)

The primary investment objective of the OneAmerica Investment Grade Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Portfolio seeks to provide capital appreciation to the extent consistent with the primary objective. The Fund attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

ONEAMERICA MONEY MARKET PORTFOLIO (formerly the AUL American Money Market Portfolio)

The investment objective of the OneAmerica Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Portfolio attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.

ONEAMERICA VALUE PORTFOLIO (formerly the AUL American Equity Portfolio)

The primary investment objective of the OneAmerica Value Portfolio is long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective. The Portfolio attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

FOR ADDITIONAL INFORMATION CONCERNING ONEAMERICA FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE ONEAMERICA FUNDS, INC.

PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO

     The VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of prices generally.

NOTE: Effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new contracts. Effective July 1, 1999, the American Century VP Capital Appreciation Portfolio is no longer available for new money deposits and transfers on existing contracts.

AMERICAN CENTURY VP INCOME & GROWTH PORTFOLIO

     The American Century VP Income & Growth Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. The fund employs a quantitative management approach, selecting primarily from the 1,500 largest publicly traded companies in the United States, with the goal of producing a total return that exceeds its benchmark, the S&P 500, without taking on significant additional risk. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO

     The American Century VP International Portfolio seeks to achieve its investment objective of capital growth by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, potential for appreciation. The Fund will invest primarily in common stocks of companies located in developed markets. Investment in securities of foreign issuers typically involves greater risks than investment in domestic securities, including currency fluctuations and political instability.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP ASSET MANAGER PORTFOLIO

     The VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments. FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

VIP CONTRAFUND(R) PORTFOLIO

     The VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP EQUITY-INCOME PORTFOLIO

     The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P
500. Fidelity Management & Research Company (FMR) normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. The Advisor may also invest in securities of foreign issuers in addition to securities of domestic issuers.

VIP GROWTH PORTFOLIO

     The VIP Growth Portfolio seeks to achieve capital appreciation. FMR invests the fund's assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

VIP HIGH INCOME PORTFOLIO

     The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings.

VIP INDEX 500 PORTFOLIO

     The VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Banker's Trust normally invests at least 80% of assets in common stocks included in the S&P 500.

VIP MONEY MARKET PORTFOLIO

     The VIP Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. FMR also may enter into reverse repurchase agreements for the Fund.

VIP OVERSEAS PORTFOLIO

     The VIP Overseas Portfolio seeks long-term growth of capital. FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in stocks. FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND ITS PORTFOLIOS, PLEASE SEE THE VIP PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO VIF-DYNAMICS FUND

     INVESCO VIF - Dynamics Fund seeks capital appreciation. The Portfolio normally invests at least 65% of its assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that INVESCO believes will lead to rapid sales or earnings growth.

INVESCO VIF-FINANCIAL SERVICES FUND

     INVESCO VIF - Financial Services seeks capital appreciation. The Portfolio invests normally at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate-sensitive.

INVESCO VIF-HEALTH SCIENCES FUND

     INVESCO VIF - Health Sciences seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

INVESCO VIF-HIGH YIELD FUND

     INVESCO VIF - High Yield Fund seeks a high level of current income by investing primarily in bonds and other debt securities. It also seeks capital appreciation. It normally invests at least 65% (80% effective July 31, 2002) of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stock with investment grade and below investment grade ratings. These investments generally offer higher rates of return, but are riskier than investments in securities of issuers with higher credit ratings. A portion of the Fund's assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds. There are no limitations on the maturities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to interest rates.

INVESCO VIF-UTILITIES FUND

     INVESCO VIF - Utilities Fund seeks capital growth. It also seeks current income. The Fund is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund normally invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting.

FOR ADDITIONAL INFORMATION CONCERNING INVESCO VARIABLE INVESTMENT FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE VIF PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

JANUS ASPEN SERIES

FLEXIBLE INCOME PORTFOLIO

     The Flexible Income Portfolio is a diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. This Portfolio may have substantial holdings of lower rated debt securities or "junk" bonds.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio is a diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

FOR  ADDITIONAL   INFORMATION   CONCERNING  JANUS  ASPEN  SERIES  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING

PBHG INSURANCE SERIES FUND

PBHG GROWTH II PORTFOLIO

     The investment objective of the PBHG Growth II Portfolio is capital appreciation. The Portfolio will normally invest in growth securities of small and medium-sized companies with market capitalizations or annual revenues between $500 million and $10 billion. The growth securities in the Portfolio are primarily common stocks that the Advisor believes have strong business momentum, earnings growth and capital appreciation potential. The PBHG Growth II Portfolio is managed by Jeffrey A. Wrona, CFA, who is responsible for managing other mid-cap institutional accounts and the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

     The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio will normally invest in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio will invest 25% or more of its total assets in the groups of industries within these sectors, which may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval and biotechnology. The Portfolio is managed by Jeffrey A. Wrona, CFA, who also manages the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

SAFECO RESOURCE SERIES TRUST

RST EQUITY PORTFOLIO

     The RST Equity Portfolio has as its investment objective to seek long-term capital and reasonable current income. The RST Equity Portfolio typically invests in common stocks of large established companies that are proven performers.

RST GROWTH OPPORTUNITIES PORTFOLIO

     The RST Growth Opportunities Portfolio has as its investment objective to seek growth of capital. The RST Growth Opportunities Portfolio invests most of its assets in common stocks selected primarily for potential growth at a reasonable price.

FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

     The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital by investing in mid-cap stocks with potential for above-average earnings growth. Mid-cap companies are defined as those whose market capitalization, at the time of purchase by the Portfolio, fall within the capitalization range of companies included in either the S&P 400 MidCap Index or the Russell MidCap Growth Index. However, the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

     The T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio invests primarily in investment grade short- and intermediate-term bonds. While there are no maturity limitations on individual securities purchased, the portfolio's dollar-weighted average effective maturity will not exceed five years.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND T. ROWE PRICE FIXED INCOME SERIES, INC. AND THEIR PORTFOLIOS, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC. PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and Portfolios and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current prospectus for each Fund or Portfolio and the current Statement of Additional Information for each Fund or Portfolio. The prospectuses for the Funds or Portfolios should be read carefully before any decision is made concerning the allocation of Net Premium payments or transfers among the Investment Accounts.

AUL has entered into agreements with the Distributors/Advisors of Fred Alger Management, Inc., American Century Variable Portfolios, Inc., Fidelity Investments, INVESCO Funds Group, Inc., Janus Capital Management LLC, Pilgrim Baxter & Associates, SAFECO Asset Management Company, T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., under which AUL has agreed to render certain services and to provide information about these Funds to Owners who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these Funds ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points on the net average aggregate deposits made.

AUL cannot guarantee that each Fund or Portfolio will always be available for the Policies; but, in the event that a Fund or Portfolio is not available, AUL will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

Voting Rights

AUL is the legal owner of the shares of the Portfolios held by the Investment Accounts of the Separate Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at regular and special meetings of the shareholders of the Funds or Portfolios on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Separate Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The person having the voting interest under a Policy is the Owner. AUL or the pertinent Fund shall send to each Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Portfolio's shares.

Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Portfolios, the number of Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Policy on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund or Portfolio. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolio. Voting instructions may be cast in person or by proxy.

Voting  rights   attributable  to  the  Policies  for  which  no  timely  voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers its shares to any insurance company separate account that funds variable annuity contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in timely manner for Policies participating in the Investment Account.

Neither the Separate Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Portfolios.

If required by state insurance officials, AUL may disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, AUL may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment advisor of one or more of the Portfolios, provided that AUL reasonably disapproves of such changes in accordance with applicable federal regulations. If AUL ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, AUL reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                        PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

AUL requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available Issue Ages are 0 through 85 on a standard basis, and 20 through 85 on a preferred non-tobacco user and tobacco user basis. Issue Age is determined based on the Insured's age as of the Contract Date. Acceptance of an application depends on AUL's underwriting rules, and AUL reserves the right to reject an application. Coverage under the Policy is effective as of the later of the date the initial premium is paid or the Issue Date.

As the Owner of the Policy, you may exercise all rights provided under the Policy while the Insured is living, subject to the interests of any assignee or irrevocable beneficiary. The Insured is the Owner, unless a different Owner is named in the application. In accordance with the terms of the Policy, the Owner may in the application or by Proper Notice name a contingent Owner or a new Owner while the Insured is living. The Policy may be jointly owned by more than one Owner. The consent of all joint Owners is required for all transactions except when proper forms have been executed to allow one Owner to make changes. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Policy passes to the estate of the last surviving Owner, which then will become the Owner. A change in Owner may have tax consequences. See "Tax Considerations."

Right to Examine Period

You may cancel your Policy for a refund during your "right to examine" period. This period expires 10 calendar days after you receive your Policy (or a longer period if required by law). If you decide to cancel the Policy, you must return it by mail or other delivery method to the Home Office or to the authorized AUL representative who sold it. Immediately after mailing or delivery of the Policy to AUL, the Policy will be deemed void from the beginning. Within seven calendar days after AUL receives the returned Policy, AUL will refund the greater of premiums paid or the Account Value.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the initial Face Amount, any supplemental and/or rider benefits and the planned premium payments you propose to make. Consult your AUL representative for information about the initial premium required for the coverage you desire.

The initial premium is due on or before delivery of the Policy. There will be no coverage until this premium is paid or until the Issue Date, whichever is later.

You may make other premium payments at any time and in any amount, subject to the limits described in this section. The actual amount of premium payments will affect the Account Value and the period of time the Policy remains in force.

Premium payments after the initial payment must be made to our Home Office. Each payment must be at least equal to the minimum payment shown on the Policy Data Page in your Policy. All premiums combined may not be more than $1,000,000, unless a higher amount is agreed to by us.

The planned premium is the amount for which we will bill you or, in the case of our automatic premium plan (which deducts the planned premium from your checking account), the amount for which we will charge your account. The amount and frequency of the planned premium are shown on the Policy Data Page in your Policy. You may change the amount and the frequency of the planned premium by Proper Notice. We reserve the right to change the planned premium to comply with our rules for billing amount and frequency.

Unless otherwise indicated, premiums received in excess of planned premium will be applied as additional premium.

If the payment of any premium would cause an increase in Risk Amount because of the Minimum Insurance Percentage, we may require satisfactory evidence of insurability before accepting it. If we accept the premium, we will allocate the

Net Premium to your Account Value on the date of our acceptance. If we do not accept the premium, we will refund it to you.

If the payment of any premium would cause this Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code, we reserve the right to refund the amount to you with interest no later than 60 days after the end of the Policy Year when we receive the premium, but we assume no obligation to do so.


If the payment of any premium would cause the Policy to become a Modified Endowment, we will attempt to so notify you upon allocating the premium, but we assume no obligation to do so. In the event that we notify you, consistent with the terms of the notice you may choose whether you want the premium refunded to you. We reserve the right to refund any premiums that cause the Policy to become a Modified Endowment. Upon request, we will refund the premium, with interest, to you no later than 60 days after the end of the Policy Year in which we receive the premium.

     Planned Premiums. When applying for a Policy, you may select a plan for paying level premium payments semi-annually or annually. If you elect, AUL will also arrange for payment of planned premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned, or skip a planned premium entirely. (See, however, "Premium Payments to Prevent Lapse" and "Guarantee Period and Required Premium for the Guarantee Period." Each premium after the initial premium must be at least $50. AUL may increase this minimum 90 days after we send you a written notice of such increase. Subject to the limits described above, you can change the amount and frequency of planned premiums whenever you want by sending Proper Notice to the Home Office. However, AUL reserves the right to limit the amount of a premium payment or the total premium payments paid.

Premium Payments to Prevent Lapse

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not guarantee that a Policy will not lapse. The conditions that will result in your Policy lapsing will vary depending on whether a Guarantee Period is in effect, as follows:

     Grace Period. The Policy goes into default at the start of the grace period, which is a period to make a premium payment sufficient to prevent lapse. A Grace Period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. AUL will send notice of the grace period and the amount required to be paid during the grace period to your last known address. The grace period shall terminate as of the date indicated in the notice, which shall comply with any applicable state law. Your Policy will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the beneficiary, although the amount paid will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. See "Amount of Death Benefit Proceeds." If the grace period premium payment has not been paid before the grace period ends, your Policy will lapse. It will have no value, and no benefits will be payable. See "Reinstatement."

A grace period also may begin if any outstanding loan and loan interest becomes excessive. See "Policy Loans."

     Guarantee Period and Required Premium for the Guarantee Period. The Guarantee Period is the period shown in the Policy during which the Policy will remain in force and will not begin the grace period, if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period multiplied by the number of Policy Months since the Contract Date. If this test fails on any Monthiversary, the continuation of insurance guarantee terminates. The guarantee will not be reinstated.

The Required Premium for the Guarantee Period is shown on the Policy Data Page. If you make changes to the Policy after issue, the Required Premium for subsequent months may change. We will send you notice of the new Required Premium. The Required Premium per $1,000 factors for the Face Amount vary by risk class, Issue Age, and sex. Additional premiums for substandard ratings and rider benefits are included in the Required Premium.

     After the Guarantee Period. A grace period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. A premium sufficient to keep the Contract in force must be submitted during the grace period.

Premium Allocations and Crediting

In the Policy application, you specify the percentage of a Net Premium to be allocated to the Investment Accounts and to the Fixed Account. The sum of your allocations must equal 100%, with at least 1% of the Net Premium payment allocated to each account selected by you. All Net Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. You can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office, by telephone if written authorization is on file with us or by using the Internet. The change will apply to the premium payments received with or after receipt of your notice.

The initial Net Premium generally is allocated to the Fixed Account and the Investment Accounts in accordance with your allocation instructions on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which we receive the premium at our Home Office.

We generally allocate all Net Premiums received prior to the Issue Date to our general account prior to the end of the "right to examine" period. We will credit interest daily on Net Premiums so allocated. However, we reserve the right to allocate Net Premiums to the Fixed Account and the Investment Accounts of the Separate Account in accordance with your allocation instructions prior to the expiration of the "right to examine" period. If you exercise your right to examine the Policy and cancel it by returning it to us, we will refund to you the greater of any premiums paid or the Account Value. At the end of the "right to examine" period, we transfer the Net Premium and interest to the Fixed Account and the Investment Accounts of the Separate Account based on the percentages you have selected in the application. For purposes of determining the end of the "right to examine" period, solely as it applies to this transfer, we assume that receipt of this Policy occurs five calendar days after the Issue Date.

Premium payments requiring satisfactory evidence of insurability will not be credited to the Policy until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, AUL will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

You may transfer amounts between the Fixed Account and Investment Accounts or among Investment Accounts at any time after the "right to examine" period.

There currently is no minimum transfer amount, although we reserve the right to require a $100 minimum transfer. You must transfer the minimum amount, or, if less, the entire amount in the account from which you are transferring each time a transfer is made. If after the transfer the amount remaining in any account is less than $25, we have the right to transfer the entire amount. Any applicable transfer charge will be assessed. The charge will be deducted from the account(s) from which the transfer is made on a pro rata basis.

Transfers are made such that the Account Value on the date of transfer will not be affected by the transfer, except for the deduction of any transfer charge. Currently, all transfers are free. We reserve the right to limit the number of transfers to 12 per year, or to restrict transfers from being made on consecutive Valuation Dates.

If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

The first 12 transfers during each Policy Year are free. Any unused free transfers do not carry over to the next Policy Year. We reserve the right to assess a $25 charge for the thirteenth and each subsequent transfer during a Policy Year. For the purpose of assessing the charge, each request (internet or telephone request described below) is considered to be one transfer, regardless of the number of Investment Accounts or the Fixed Account affected by the transfer. The charge will be deducted from the Investment Account(s) from which the transfers are made.

Unless AUL restricts the right of an Owner to transfer funds as stated above, there is no limit on the number of transfers that can be made between Investment Accounts or to the Fixed Account. There is a limit on the amount transferred from the Fixed Account each Policy Year. See "Transfers from Fixed Account" for restrictions.

     Telephone and Internet Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. Transfers initiated via AUL's Internet site, Account Services, AUL.COM, will be processed as a result of authorization given by the user accessing the site. We reserve the right to suspend telephone or internet transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone or via the Internet are genuine, and if we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Initial Dollar Cost Averaging Program

Under the Initial DCA Program, the Owner selects either a six month Initial DCA Program or a twelve month Initial DCA Program. Once the first premium is deposited into the Enhanced Averaging Fixed Account, AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within a six month or twelve month period based on the Owners election at issue. The unit values are determined on the dates of the transfers. To participate in the Program, AUL requires a minimum deposit of $10,000 into the Enhanced Averaging Fixed Account. Transfers to any of the Fixed Account(s) are not permitted under the Initial Dollar Cost Averaging Program. AUL offers the Initial Dollar Cost Averaging Program to Contract Owners at no charge, and the Company reserves the right to terminate, change or temporarily discontinue the Program at any time. Contract Owners may accelerate transfers into one or more Investment Accounts or discontinue participation in the Program at any time by providing Proper Notice to AUL. AUL must receive Proper Notice of such a change at least five days before a previously scheduled transfer is to occur.

Contract Owners may only elect to participate in the Initial DCA Program by requesting it at issue. The Program will take effect on the first monthly transfer date following the premium receipt by AUL at its Home Office. The initial transfer will occur 30 days after the expiration of the "Right to Examine" period. Subsequent transfers will occur at monthly intervals after the date of the initial transfer. If the date is not a Valuation Date, then the transfer will be made on the next Valuation Date.

Ongoing Dollar Cost Averaging Program

The Ongoing Dollar Cost Averaging Program, if elected, enables you to transfer systematically and automatically, on a monthly basis, specified dollar amounts from the OneAmerica Money Market Investment Account ("MMIA") to other Investment Accounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, participation in the Ongoing Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

You specify the fixed dollar amount to be transferred automatically from the MMIA. At the time that you elect the Ongoing Dollar Cost Averaging Program, the Account Value in the MMIA from which transfers will be made must be at least $2,000.

You may elect this Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing and returning the election form. Transfers made under the Ongoing Dollar Cost Averaging Program will commence on the Monthiversary on or next following the election.

Once elected, transfers from the MMIA will be processed until the value of the Investment Account is completely depleted, or you send us Proper Notice instructing us to cancel the transfers.

Currently, transfers made under the Ongoing Dollar Cost Averaging Program will not be subject to any transfer charge and will not count against the number of free transfers permitted in a Policy Year. We reserve the right to impose a $25 transfer charge for each transfer effected under a Ongoing Dollar Cost Averaging Program. We also reserve the right to alter the terms or suspend or eliminate the availability of the Ongoing Dollar Cost Averaging Program at any time.


Portfolio Rebalancing Program

You may elect to have the accumulated balance of each Investment Account redistributed to equal a specified percentage of the Variable Account. This will be done on a quarterly or annual basis from the Monthiversary on which the Portfolio Rebalancing Program commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the 12 free transfers permitted each Policy Year. If the Ongoing Dollar Cost Averaging Program has been elected, the Portfolio Rebalancing Program will not commence until the Monthiversary following the termination of the Ongoing Dollar Cost Averaging Program.

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer (which includes a loan transaction) or the day we receive Proper Notice instructing us to cancel the Portfolio Rebalancing Program. We do not currently charge for this program. We reserve the right to alter the terms or suspend or eliminate the availability of portfolio rebalancing at any time.

                                  FIXED ACCOUNT

Summary of the Fixed Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of the Net Premiums and transfer some or all of the Variable Account value to the Fixed Account, which is part of our General Account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be 3%). Our General Account supports our insurance and annuity obligations.

The portion of the Account Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we benefit from investment gain and assume the risk of investment loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Policies for a period of at least one year. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Fixed Account values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.

Enhanced Averaging Fixed Account

Initial and subsequent premiums in the first Contract Year, and prior to the expiration of the Initial DCA Program, may be allocated to the Enhanced Averaging Fixed Account. AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within six months or one year after the initial deposit into this account.

Amounts allocated in the Enhanced Averaging Fixed Account earn interest at rates periodically determined by AUL that are guaranteed to be at least an effective annual rate of 3%. Any current rate that exceeds the guaranteed rate will be effective for a period of at least six months or one year after the initial deposit into the Enhanced Averaging Fixed Account. Subsequent deposits into the Enhanced Averaging Fixed Account will be credited with the current rate at the time of the deposit.

Calculation of the Fixed Account Value

Fixed Account value at any time is equal to amounts allocated or transferred to the Fixed Account, plus interest credited minus amounts deducted, transferred, or surrendered from the Fixed Account.

Transfers from the Fixed Account

The amount transferred from the Fixed Account in any Policy Year may not exceed 20% of the amount in the Fixed Account at the beginning of the Policy Year, less any Partial Surrenders made from the Fixed Account since that date, unless the balance after the transfer is less than $25, in which case we reserve the right to transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, Partial Surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Proper Notice for the partial or full surrender or transfer. In this case, interest on Fixed Account assets will continue to accrue at the then-current rates of interest.


                             CHARGES AND DEDUCTIONS

Premium Expense Charges

     Premium Tax Charge. A 2.5% charge for state and local premium taxes and related administrative expenses is deducted from each premium payment. The state and local premium tax charge reimburses AUL for premium taxes and related administrative expenses associated with the Policies. AUL expects to pay an average state and local premium tax rate (including related administrative expenses) of approximately 2.5% of premium payments for all states, although such tax rates range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular Owner lives.

     Sales Charge. AUL deducts a sales charge from each premium payment. The sales charge for contracts issued after May 1, 2000 is 2.5% of each premium paid.

Monthly Deduction

AUL will deduct Monthly Deductions on the Contract Date and on each Monthiversary. Monthly Deductions due on the Contract Date and any Monthiversaries prior to the Issue Date are deducted on the Issue Date. Your Contract Date is the date used to determine your Monthiversary. The Monthly Deduction consists of (1) cost of insurance charge, (2) monthly administrative charge, and (3) any charges for rider benefits, as described below. The Monthly Deduction is deducted from the Variable Account (and each Investment Account) and Fixed Account pro rata on the basis of the portion of Account Value in each account.

     Cost of Insurance Charge. This charge compensates AUL for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary between Policies and from Monthiversary to Monthiversary. The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Non-Smoker and Smoker Mortality Tables (the "1980 CSO Tables") (and where unisex cost of insurance rates apply, the 1980 CSO-C Tables). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured. As of the date of this Prospectus, we charge "current rates" that are generally lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. The current rates may also vary with the Attained Age, gender, where permissible, duration of each Face Amount segment, Policy size and underwriting class of the Insured. For any Policy, the cost of insurance on a Monthiversary is calculated by multiplying the current cost of insurance rate for the Insured by the Risk Amount for that Monthiversary. The Risk Amount on a Monthiversary is the difference between the Death Benefit divided by 1.00246627 and the Account Value.

The cost of insurance charge for each Face Amount segment will be determined on each Monthiversary. AUL currently places Insureds in the following classes, based on underwriting: Standard Tobacco User, Standard Non-Tobacco User, Preferred Tobacco User, Preferred Non-Tobacco User. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes. Standard Non-Tobacco User rates are available for Issue Ages 0-85. Preferred Non-Tobacco and Preferred Tobacco User rates are available for Issue Ages 20-85. The guaranteed maximum cost of insurance rate is set forth on the Policy Data Page of your Policy.

AUL places the Insured in a risk class when the Policy is given underwriting approval, based on AUL's underwriting of the application. When an increase in Face Amount is requested, AUL conducts underwriting before approving the increase (except as noted below), and a separate risk class may apply to the increase. If the risk class for the increase has higher guaranteed cost of insurance rates than the existing class, the higher guaranteed rates will apply only to the increase in Face Amount, and the existing risk class will continue to apply to the existing Face Amount. If the risk class for the increase has lower guaranteed cost of insurance rates than the existing class, the lower guaranteed rates will apply to both the increase and the existing Face Amount.

     Monthly Administrative Charge. The monthly administrative charge is a level monthly charge. For contracts issued after May 1, 2000, the charge is currently $17.50 during the first Policy Year, and $6 thereafter, which applies in all years. It is guaranteed not to exceed $10 after the first Policy Year. This charge reimburses AUL for expenses incurred in the administration of the Policies and the Separate Account. Such expenses include, but are not limited to: underwriting and issuing the Policy, confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and updating requirements.

     Cost of  Additional  Benefits  Provided by Riders.  The cost of  additional
benefits   provided  by  riders  is  charged  to  the   Account   Value  on  the
Monthiversary.

Mortality and Expense Risk Charge

AUL deducts this monthly charge from the Variable Account value pro rata based on the amounts in each account. The current charge is at an annual rate of 0.75% of Variable Account value during the first 10 Policy Years, and 0.25% thereafter, and is guaranteed not to increase for the duration of a Policy. AUL may realize a profit from this charge.

The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. AUL also assumes the mortality risk associated with guaranteeing the Death Benefit during the Guarantee Period. The expense risk AUL assumes is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the monthly administrative charges assessed against the Policies.

Surrender Charge

During the first fifteen Policy Years, a surrender charge will be deducted from the Account Value if the Policy is completely surrendered for cash. The total surrender charge will not exceed the maximum surrender charge set forth in the Policy. The surrender charge is equivalent to 100% of the base coverage target premium for Policy Years 1 through 5, reducing thereafter by 10% annually through Policy Year 15. The "base coverage target premium" is the target premium associated with the base coverage of the Policy only, not including any riders or benefits.

Partial Surrenders are limited to the Cash Value of the Policy; therefore, there is no surrender charge assessed on Partial Surrenders. Any surrender in excess of Cash Value will constitute a complete surrender and the above surrender charge will apply.

The surrender charge for a reinstated Policy will be based on the number of Policy Years from the original Contract Date. For purposes of determining the surrender charge on any date after reinstatement, the period the Policy was lapsed will be credited to the total Policy period.

The table below shows the surrender charge (which is a percentage of target premium) deducted if the Policy is completely surrendered during the first fifteen Policy Years.

                           Table of Surrender Charges

                          Policy Year        Percentage of Premium

                               1                     100%
                               2                     100%
                               3                     100%
                               4                     100%
                               5                     100%
                               6                      90%
                               7                      80%
                               8                      70%
                               9                      60%
                              10                      50%
                              11                      40%
                              12                      30%
                              13                      20%
                              14                      10%
                              15                       0%

Taxes

AUL does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the establishment, maintenance, or operation of the Investment Accounts of the Separate Account. We reserve the right, however, to assess a charge for such taxes against the Investment Accounts if we determine that such taxes will be incurred.

Special Uses

We may agree to reduce or waive the surrender charge or the Monthly Deduction, or credit additional amounts under the Policies in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Owner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

In addition, we may agree to reduce or waive some or all of these charges and/or credit additional amounts under the Policies for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates. We may also agree to waive minimum premium requirements for such persons.

We will only reduce or waive such charges or credit additional amounts on any Policies where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver/reduced charge and crediting programs at any time, including those for previously issued Policies.

Fund Expenses

Each Investment Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and are described in the Funds' prospectuses.

                          HOW YOUR ACCOUNT VALUES VARY

There is no minimum guaranteed Account Value, Cash Value or Net Cash Value. These values will vary with the investment performance of the Investment Accounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Account Value. If the Net Cash Value on a Monthiversary is less than the amount of the Monthly Deduction to be deducted on that date and the Guarantee Period is not then in effect, the Policy will be in default and a grace period will begin. See "Premium Payments to Prevent Lapse."

Determining the Account Value

On the Contract Date, the Account Value is equal to the initial Net Premium less the Monthly Deductions deducted as of the Contract Date. On each Valuation Day thereafter, the Account Value is the aggregate of the Variable Account value, the Fixed Account value, and the Loan Account value. Account Value may be significantly affected on days when the New York Stock Exchange is open for trading but we are closed for business, and you will not have access to Cash Value on those days. The Account Value will vary to reflect the performance of the Investment Accounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, Partial Surrenders, loans and loan repayments.

     Variable Account Value. When you allocate an amount to an Investment Account, either by Net Premium payment allocation or by transfer, your Policy is credited with accumulation units in that Investment Account. The number of accumulation units credited is determined by dividing the amount allocated to the Investment Account by the Investment Account's accumulation unit value at the end of the Valuation Period during which the allocation is effected. The Variable Account value of the Policy equals the sum, for all Investment Accounts, of the accumulation units credited to an Investment Account multiplied by that Investment Account's accumulation unit value.

The number of Investment Account accumulation units credited to your Policy will increase when Net Premium payments are allocated to the Investment Account and when amounts are transferred to the Investment Account. The number of Investment Account accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction and mortality and expense charge are taken from the Investment Account, a loan is made, an amount is transferred from the Investment Account, or a Partial Surrender is taken from the Investment Account.

     Accumulation Unit Values. An Investment Account's accumulation unit value is determined on each Valuation Date and varies to reflect the investment experience of the underlying Portfolio. It may increase, decrease, or remain the same from Valuation Period to Valuation Period. The accumulation unit value for the Money Market Investment Accounts were initially set at $1, and the accumulation unit value for each of the other Investment Accounts was arbitrarily set at $5 when each Investment Account was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for an Investment Account for the prior Valuation Period by the net investment factor for the Investment Account for the current Valuation Period.

     Net Investment Factor. The net investment factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account, the net investment factor for a Valuation Period is determined by dividing (a) by (b), where:

         (a) is equal to:
          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the current Valuation Period; plus
          2. the per share amount of any dividend or capital gain distribution paid by the Portfolio during the Valuation Period; plus
          3. the per share credit or charge with respect to taxes, if any, paid or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account; and
          (b) is equal to:
          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the preceding Valuation Period; plus
          2. the per share credit or charge for any taxes reserved for the immediately preceding Valuation Period.

     Fixed Account Value. On any Valuation Date, the Fixed Account value of a Policy is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any Partial Surrenders taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction charged against the Fixed Account.

     Loan Account Value. On any Valuation Date, if there have been any Policy loans, the Loan Account value is equal to amounts transferred to the Loan Account from the Investment Accounts and from the Fixed Account as collateral for Policy loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account as outstanding loans and loan interest are repaid, and plus interest credited to the Loan Account.


Cash Value and Net Cash Value

The Cash Value on a Valuation Date is the Account Value less any applicable surrender charges. The Net Cash Value on a Valuation Date is the Cash Value reduced by any outstanding loans and loan interest. Net Cash Value is used to determine whether a grace period starts. See "Premium Payments to Prevent Lapse." It is also the amount that is available upon full surrender of the Policy. See "Surrendering the Policy for Net Cash Value."

                    DEATH BENEFIT AND CHANGES IN FACE AMOUNT

As long as the Policy remains in force, AUL will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. AUL may require return of the Policy. The Death Benefit Proceeds may be paid in a lump sum, generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid"), or in any other way agreeable to you and us. Before the Insured dies, you may choose how the proceeds are to be paid. If you have not made a choice before the Insured dies, the beneficiary may choose how the proceeds are paid. The Death Benefit Proceeds will be paid to the beneficiary. See "Selecting and Changing the Beneficiary."

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the sum of the Death Benefit in force as of the end of the Valuation Period during which death occurs, plus any rider benefits, minus any outstanding loan and loan interest on that date. If the date of death occurs during a grace period, the Death Benefit will still be payable to the beneficiary, although the amount will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Changes in the Policy or Benefits."

If part or all of the Death Benefit Proceeds is paid in one sum, AUL will pay interest on this sum if required by applicable state law from the date of the Insured's death to the date of payment.

Death Benefit Options

The Owner may choose one of two Death Benefit options. Under Option 1, the Death Benefit is the greater of the Face Amount or the Applicable Percentage (as described below) of Account Value on the date of the Insured's death. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Account Value on the date of death, or the Applicable Percentage of the Account Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option 1, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option 2, the Death Benefit will vary directly with the investment performance of the Account Value. To see how and when investment performance may begin to affect the Death Benefit, see "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."


                     Applicable Percentages of Account Value
Attained Age    Percentage     Attained Age   Percentage    Attained Age   Percentage     Attained Age   Percentage
     0-40            250%           50            185%           60             130%           70             115%
      41             243%           51            178%           61             128%           71             113%
      42             236%           52            171%           62             126%           72             111%
      43             229%           53            164%           63             124%           73             109%
      44             222%           54            157%           64             122%           74             107%
      45             215%           55            150%           65             120%          75-90           105%
      46             209%           56            146%           66             119%           91             104%
      47             203%           57            142%           67             118%           92             103%
      48             197%           58            138%           68             117%           93             102%
      49             191%           59            134%           69             116%           94             101%
                                                                                               95+            100%

Initial Face Amount and Death Benefit Option

The initial Face Amount is set at the time the Policy is issued. You may change the Face Amount from time to time, as discussed below. You select the Death Benefit option when you apply for the Policy. You also may change the Death Benefit option, as discussed below. We reserve the right, however, to decline any change which might disqualify the Policy as life insurance under federal tax law.

Changes in Death Benefit Option

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may change the Death Benefit option on your Policy subject to the following rules. If you request a change from Death Benefit Option 2 to Death Benefit Option 1, the Face Amount will be increased by the amount of the Account Value on the date of change. The change will be effective on the Monthiversary following our receipt of Proper Notice.

If you request a change from Death Benefit Option 1 to Death Benefit Option 2, the Face Amount will be decreased by the amount of the Account Value on the date of change. We may require satisfactory evidence of insurability. The change will be effective on the Monthiversary following our approval of the change. We will not permit a change which would decrease the Face Amount below $50,000.

Changes in Face Amount

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, AUL will refund, after the next Monthiversary, the amount of such excess above the premium limitations. Changes in Face Amount may cause the Policy to be treated as a Modified Endowment for federal tax purposes.

AUL reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law would result in immediate termination of the Policy, payments would have to be made from the Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Value under the Policy.

The Face Amount after any decrease must be at least $50,000. A decrease in Face Amount will become effective on the Monthiversary that next follows receipt of Proper Notice of a request.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. If you have made any increases to the Face Amount, the decrease will first be applied to reduce those increases, starting with the most recent increase. The decrease will not cause a decrease in either the Required Premium for the Guarantee Period or the surrender charge.

Any increase in the Face Amount must be at least $5,000 (unless otherwise provided by rider), and an application must be submitted. AUL reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by AUL from time to time. A change in planned premiums may be advisable. If the Policy is within the Guarantee Period on the effective date of the increase, Required Premiums will be increased accordingly. See "Premiums." The increase in Face Amount will become effective on the Monthiversary on or next following our approval of the increase.

For purposes of calculating cost of insurance charges, any Face Amount decrease will be used to reduce any previous Face Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

Selecting and Changing the Beneficiary

You select the beneficiary in your application. You may select more than one beneficiary. You may later change the beneficiary in accordance with the terms of the Policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the Death Benefit Proceeds under the Policy. If the Insured dies and there is no surviving beneficiary, the Owner (or the Owner's estate if the Owner is the Insured) will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's written consent must be obtained to change the beneficiary.

                                  CASH BENEFITS

Policy Loans

Prior to the death of the Insured, you may borrow against your Policy by submitting Proper Notice to the Home Office at any time after the end of the "right to examine" period while the Policy is not in the grace period. The Policy is assigned to us as the sole security for the loan. The minimum amount of a new loan is $500. The maximum amount of a new loan is:

         1. 90% of the Account Value; less
         2. any loan interest due on the next Policy Anniversary; less
         3. any applicable surrender charges; less
         4. any existing loans and accrued loan interest.

Outstanding loans reduce the amount available for new loans. Policy loans will be processed as of the date your written request is received. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid."

     Interest. AUL will charge interest on any outstanding loan at an annual rate of 6.0%. Interest is due and payable on each Policy Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan.

     Loan Collateral. When a Policy loan is made, an amount sufficient to secure the loan is transferred out of the Investment Accounts and the Fixed Account and into the Policy's Loan Account. Thus, a loan will have no immediate effect on the Account Value, but the Net Cash Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account in the same proportion that the Account Value in each Investment Account and the Fixed Account bears to the total Account Value in those accounts on the date that the loan is made. Due and unpaid interest will be transferred each Policy Anniversary from each Investment Account and the Fixed Account to the Loan Account in the same proportion that each Investment Account value and the Fixed Account bears to the total unloaned Account Value. The amount we transfer will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

The Loan Account will be credited with interest daily at an effective annual rate of not less than 4.0%. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

     Loan Repayment; Effect if Not Repaid. You may repay all or part of your loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium, unless the premium would cause the Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code. Loan repayments, unlike premium payments, are not subject to premium expense charges. When a loan repayment is made, Account Value in the Loan Account in an amount equivalent to the repayment is transferred from the Loan Account to the Investment Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Account Value, but the Net Cash Value will be increased immediately by the amount of the loan repayment. Loan repayment amounts will be transferred to the Investment Accounts and the Fixed Account according to the premium allocation instructions in effect at that time.

If the Death Benefit becomes payable while a loan is outstanding, any outstanding loan and loan interest will be deducted in calculating the Death Benefit Proceeds. See "Amount of Death Benefit Proceeds."

If the Monthly Deduction exceeds the Net Cash Value on any Monthiversary when the Guarantee Period is not in force, the Policy will be in default. You will be sent notice of the default. You will have a grace period within which you may submit a sufficient payment to avoid termination of coverage under the Policy. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse."

     Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Investment Accounts of the Separate Account and current interest rates credited on Account Value in the Fixed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Accounts while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Investment Accounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations" for a discussion of the tax treatment of Policy loans, and the adverse tax consequences if a Policy lapses with loans outstanding. In particular, if your Policy is a Modified Endowment, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Net Cash Value

You may surrender your Policy at any time for its Net Cash Value by submitting Proper Notice to us. AUL may require return of the Policy. A surrender charge may apply. See "Surrender Charge." A surrender request will be processed as of the date your written request and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid." The Net Cash Value may be taken in one lump sum or it may be applied to a settlement option. See "Settlement Options." The Policy will terminate and cease to be in force if it is surrendered for one lump sum or applied to a settlement option. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations."

Partial Surrenders

You may make Partial Surrenders under your Policy of at least $500 at any time after the end of the "right to examine" period by submitting Proper Notice to us. As of the date AUL receives Proper Notice for a Partial Surrender, the Account Value and, therefore, the Cash Value will be reduced by the Partial Surrender.

When you request a Partial Surrender, you can direct how the Partial Surrender will be deducted from the Investment Accounts and/or the Fixed Account. If you provide no directions, the Partial Surrender will be deducted from your Account Value in the Investment Accounts and Fixed Account on a pro rata basis. Partial Surrenders may have adverse tax consequences. See "Tax Considerations."

AUL will reduce the Face Amount by an amount equal to the Partial Surrender. AUL will reject a Partial Surrender request if the Partial Surrender would reduce the Face Amount below $50,000, or if the Partial Surrender would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by AUL.

Partial Surrender requests will be processed as of the date your written request is received, and generally will be paid within seven calendar days. See "When Proceeds Are Paid."

Settlement Options

At the time of surrender or death, the Policy offers various options of receiving proceeds payable under the Policy. These settlement options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any representative authorized to sell this Policy can further explain these options upon request.

You may apply proceeds of $2,000 or more which are payable under this Policy to any of the following options:

     Option 1 - Income for a Fixed Period. Proceeds are payable in equal monthly installments for a specified number of years, not to exceed 20.

     Option 2 - Life Annuity. Proceeds are paid in equal monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as 120, or the number of payments required to refund the proceeds applied.

     Option 3 - Survivorship Annuity. Proceeds are paid in monthly installments for as long as either the first payee or surviving payee lives. A number of payments equal to the initial payment can be guaranteed, such as 120. A different monthly installment payable to the surviving payee can be specified. Any other method or frequency of payment we agree to may be used to pay the proceeds of this Policy.

Policy proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by us or at the rate specified by statute, whichever is greater. Based on the settlement option selected, we will determine the amount payable. The minimum interest rate used in computing payments under all options will be 3% per year.

You may select or change an option by giving Proper Notice prior to the settlement date. If no option is in effect on the settlement date, the payee may select an option. If this Policy is assigned or if the payee is a corporation, association, partnership, trustee or estate, a settlement option will be available only with our consent.

If a payee dies while a settlement option is in effect, and there is no surviving payee, we will pay a single sum to such payee's estate. The final payment will be the commuted value of any remaining guaranteed payments.

Settlement option payments will be exempt from the claims of creditors to the maximum extent permitted by law.

     Minimum Amounts. AUL reserves the right to pay the total amount of the Policy in one lump sum, if less than $2,000. If monthly payments are less than $100, payments may be made less frequently at AUL's option.

The proceeds of this Policy may be paid in any other method or frequency of payment acceptable to us.

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Investment Accounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Variable Account value to fund the purpose for which the Policy was purchased. Partial Surrenders and Policy loans may significantly affect current and future Account Value, Net Cash Value, or Death Benefit Proceeds. Depending upon Investment Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations."

Life Insurance Retirement Plans

Any Owners or applicants who wish to consider using the Policy as a funding vehicle for non-qualified retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Account Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a Death Benefit payable when the Insured dies.

Illustrations are available upon request that portray how the Policy can be used as a funding vehicle for non-qualified retirement plans, referred to herein as "life insurance retirement plans," for individuals. Illustrations provided upon request show the effect on Account Value, Cash Value, and the net Death Benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Investment Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding illustration; illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

The hypothetical rates of return in illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and whether loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks of Life Insurance Retirement Plans

Using your Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if your Policy is insufficiently funded in relation to the income stream expected from your Policy, your Policy can lapse prematurely and result in significant income tax liability to you in the year in which the lapse occurs. Other risks associated with borrowing from your Policy also apply. Loans will be automatically repaid from the Death Benefit at the death of the Insured, resulting in the estimated payment to the beneficiary of the Death Benefit Proceeds, which will be less than the Death Benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Value. Similarly, upon lapse, the loan will be automatically repaid, and the Policy will terminate without value. Upon surrender, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of your Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments. Thus, you should be careful to design a life insurance retirement plan so that your Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

To avoid lapse of your Policy, it is important to design a payment stream that does not leave your Policy with insufficient Net Cash Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Account Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the age of the Insured, which can further erode existing Net Cash Value and contribute to the risk of lapse.

Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding loans and loan interest, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

You should consult with your financial and tax advisors in designing a life insurance retirement plan that is suitable for your particular needs. Further, you should continue to monitor the Net Cash Value remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of the remaining Net Cash Value. Illustrations showing the effect of charges under the Policy upon existing Account Value or the effect of future withdrawals or loans upon the Policy's Account Value and Death Benefit are available from your representative. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.


                      OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

     Incontestability. In the absence of fraud, after the Policy has been in force during the Insured's lifetime for two years from the Contract Date, AUL may not contest the Policy. Any increase in the Face Amount will not be contested after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase. If you did not request the Face Amount increase or if evidence of insurability was not required, we will not contest the increase.

If a Policy lapses and it is reinstated, we can contest the reinstated Policy during the first two years after the effective date of the reinstatement, but only for statements made in the application for reinstatement.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the effective date of any reinstatement (or less if required by state law), the amount payable by AUL will be equal to the premiums paid less any loan, loan interest, and any Partial Surrender.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount (or less if required by state law), the amount payable by AUL on such increase will be limited to the Monthly Deduction associated with the increase.

Changes in the Policy or Benefits

     Misstatement of Age or Sex. If it is determined the age or sex of the Insured as stated in the Policy is not correct, the Death Benefit will be the greater of: (1) the amount which would have been purchased at the Insured's correct age and sex by the most recent cost of insurance charge assessed prior to the date we receive proof of death; or (2) the Account Value as of the date we receive proof of death, multiplied by the Minimum Insurance Percentage for the correct age.

     Other Changes. Upon notice, AUL may modify the Policy, but only if such modification is necessary to: (1) make the Policy or the Separate Account comply with any applicable law or regulation issued by a governmental agency to which AUL is subject; (2) assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Separate Account; or (4) provide different Separate Account and/or Fixed Account accumulation options.

AUL reserves the right to modify the Policy as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account. In the event of any such modification, AUL will issue an appropriate endorsement to the Policy, if required. AUL will exercise these rights in accordance with applicable law, including approval of Owners, if required.

Any change of the Policy must be approved by AUL's President, Executive Vice President, Vice President or Secretary. No representative is authorized to change or waive any provision of the Policy.

Change of Insured

While the Policy is in force, it may be exchanged for a new Policy on the life of a substitute Insured. The exercise of this exchange is subject to satisfactory evidence of insurability for the substitute Insured. The Contract Date of the new Policy will generally be the same as the Contract Date of the exchanged Policy. The Issue Date of the new Policy will be the date of the exchange. The initial Cash Value of the new Policy will be the same as the Cash Value of the exchanged Policy on the date of the exchange. Exercise of the Change of Insured provision will result in a taxable exchange.

Exchange for Paid-Up Policy

You may exchange the Policy for a paid-up whole life policy by Proper Notice and upon returning the Policy to the Home Office. The new policy will be for the level face amount, not greater than the Policy's Face Amount, which can be purchased by the Policy's Net Cash Value. The new policy will be purchased using the continuous net single premium for the Insured's age upon the Insured's last birthday at the time of the exchange. We will pay you any remaining Net Cash Value that was not used to purchase the new policy.

At any time after this option is elected, the cash value of the new policy will be its net single premium at the Insured's then attained age. All net single premiums will be based on 3% interest and the guaranteed cost of insurance rates of the Policy. No riders may be attached to the new policy.

When Proceeds Are Paid

AUL will ordinarily pay any Death Benefit Proceeds, loan proceeds, Partial Surrender proceeds, or Full Surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, AUL may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Separate Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners.

Dividends

You will receive any dividends declared by us as long as the Policy is in force. Dividend payments will be applied to increase the Account Value in the Investment Accounts and Fixed Account on a pro rata basis unless you request cash payment. We do not anticipate declaring any dividends.

Reports to Policy Owners

At least once a year, you will be sent a report at your last known address showing, as of the end of the current report period: Account Value, Cash Value, Death Benefit, amount of interest credited to amounts in the Fixed Account, change in value of amounts in the Separate Account, premiums paid, loans, Partial Surrenders, expense charges, and cost of insurance charges since the prior report. You will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying an Investment Account to which you have allocated Account Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums (except for premiums deducted automatically), or if you take out a loan, transfer amounts among the Investment Accounts and Fixed Account or take surrenders, you will receive a written confirmation of these transactions.

Assignment

The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon AUL, it must be in writing and filed at the Home Office. Once AUL has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. If there are any irrevocable beneficiaries, you must obtain their written consent before assigning the Policy. AUL assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any loan on the Policy.

Reinstatement

The Policy may be reinstated within five years (or such longer period if required by state law) after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. Premium will be allocated based on the current allocations in effect for the Policy. See your Policy for further information.

Rider Benefits

The following rider benefits are available and may be added to your Policy at issue. (The CBR Rider is the only rider that may be added after issue). If applicable, monthly charges for these riders will be deducted from your Account Value as part of the Monthly Deduction. All of these riders may not be available in all states.

    Waiver of Monthly Deduction Disability (WMDD)
    Issue Ages: 0-55

     This  rider  waives  the  Monthly   Deduction  during  a  period  of  total
     disability. WMDD cannot be attached to Policies with Face Amounts in excess of $3,000,000 or rated higher than Table H.

     Monthly Deductions are waived for total disability following a six month waiting period. Monthly Deductions made during this waiting period are re-credited to the Account Value upon the actual waiver of the Monthly Deductions. If disability occurs before age 60, Monthly Deductions are waived as long as total disability continues. If disability occurs between ages 60-65, Monthly Deductions are waived as long as the Insured remains totally disabled but not beyond age 65.

    Guaranteed Insurance Option (GIO)
    Issue ages: 0-39 (standard risks only)

     This rider allows the Face Amount of the Policy to be increased by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

    Children's Benefit Rider (CBR)
    Issue Ages:     14 Days - 20 Years (Children's ages)

     This rider provides level term insurance on each child of the Insured. At issue, each child must be at least 14 days old and less than 20 years of age, and the Insured must be less than 56 years old and not have a substandard rating greater than table H. Once CBR is in force, children born to the Insured are covered automatically after they are 14 days old. Children are covered under CBR until they reach age 22, when they may purchase, without evidence of insurability, a separate policy with up to five times the expiring face amount of the rider's coverage. The Insured must notify Us when all children covered under the CBR have attained the age of 22, in order for the charge for the rider to be discontinued.

    Other Insured Rider (OIR)
    Issue Ages:     0-85 (Other Insured's age)

     The Other Insured Rider is level term life insurance on someone other than the Insured. The minimum issue amount is $10,000; the maximum issue amount is equal to three times the Face Amount. A maximum of two OIRs may be added to the Policy. The OIR amount of coverage may be changed in the future, but increases are subject to evidence of insurability.

     Prior to the Other Insured's age 70, the OIR may be converted to a permanent individual policy without evidence of insurability. The OIR may be converted to permanent coverage on the Monthiversary following the date of the Insured's death.

    Same Insured Rider (SIR)
    Issue Ages:     0-85

     This rider provides level term life insurance on the Insured. The minimum issue amount is $10,000; the maximum issue is equal to three times the Face Amount of the Policy. Only one SIR may be added to the Policy. The SIR face amount may be changed (increases are subject to evidence of insurability). Prior to age 70 (55 for substandard risks), the Insured may convert the SIR to permanent coverage without evidence of insurability.

    Waiver of Premium Disability (WPD)
    Issue Ages:     0-55

     This rider pays a designated premium into the Account Value during a period of total disability. The minimum designated premium is $100. WPD may not be added to a Policy unless WMDD is already added. If disability occurs before age 60, the designated premium benefit is paid as long as total disability continues. If disability occurs between ages 60-65, the designated premium benefit is paid as long as the Insured remains totally disabled but not beyond age 65.

    Last Survivor Rider (LS)
    Issue Ages:     20-85

     This rider modifies the terms of the Policy to provide insurance on the lives of two Insureds rather than one. When the Last Survivor Rider is attached, the Death Benefit Proceeds are paid to the beneficiary upon the death of the last surviving Insured. The cost of insurance charges reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not paid until the death of the surviving Insured. For a Policy containing the LS Rider to be reinstated, either both Insureds must be alive on the date of the reinstatement, or the surviving Insured must be alive and the lapse occurred after the death of the first Insured. The Incontestability, Suicide, and Misstatement of Age or Sex provisions of the Policy apply to either Insured.

     LS Rider also provides a Policy Split Option, allowing the Policy on two Insureds to be split into two separate Policies, one on the life of each Insured. The LS Rider also includes an Estate Preservation Benefit which increases the Face Amount of the Policy under certain conditions. The Estate Preservation Benefit is only available to standard risks and preferred risks.


    Automatic Increase Rider (AIR)
    Issue Ages:     0-55 (standard risks only)

     This rider increases the Insured's base coverage by 5% each year, without evidence of insurability. The 5% increase is compounded annually and is based on the base coverage Face Amount on Policy Anniversaries. No increases are made during any period in which the Monthly Deduction is being waived. Insured's initial base coverage must be at least $100,000. This rider is only available with Death Benefit Option 2.

     AIR terminates on the earliest of the following dates: the date an automatic increase is rejected, the date the Face Amount is decreased, the date requested in writing by the Owner, the date of Policy termination, or the anniversary date 20 years after issue of this rider. There is no charge for AIR. New coverage generated by the rider results in an increase in the target premium. All charges for any new coverage are based on the Insured's nearest age at the time of increase.

    Guaranteed Minimum Death Benefit Rider (GMDB)

     This rider extends the Guarantee Period as listed on the Policy Data Page. While the GMDB rider is in force, the Policy will remain in force and will not begin the grace period if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, any outstanding loan and loan interest, equals or exceeds the required premium for the Guaranteed Minimum Death Benefit multiplied by the number of Policy months since the Contract Date. The guarantee provided by this rider terminates if this test is failed on any Monthiversary. The guarantee will not be reinstated. The GMDB Rider is only available to standard and preferred risks.

    Accelerated Death Benefit Rider (ABR)

     This rider allows for a prepayment of a portion of the Policy's Death Benefit while the Insured is still alive, if the Insured has been diagnosed as terminally ill, and has 12 months or less to live. The minimum amount available is $5,000. The maximum benefit payable (in most states) is the lesser of $500,000 or 50% of the Face Amount. ABR may be added to the Policy at any time while it is still in force. This rider is not available if the Last Survivor Rider is issued. There is no charge for ABR. The Accelerated Death Benefit Rider cannot be exercised if Long Term Care Accelerated Death Benefits are paid.

    Long-Term Care Accelerated Death Benefit Rider

     Applicants residing in states that have approved the Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to AUL receiving satisfactory additional evidence of insurability. This rider may be attached along with a Last Survivor Rider. The ADBR is not yet available in all states and the form and/or terms under which it is available may vary from state to state. The ADBR permits the Owner to receive, at his or her request and upon approval by AUL in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") and an additional extended long-term care benefit when one of the following three events occurs:

          1. Confinement to a Long-Term Care Facility. An Insured is determined to be Chronically Ill (as defined below) and has been confined to a Long-Term Care Facility for at least 90 days during a period of 270 consecutive days.

          2. Home Health Care. An Insured is determined to be Chronically Ill (as defined below) and has been receiving home health care (as defined in the rider) for at least 90 days during a period of 270 consecutive days.

          3. Adult Day Care. An Insured is determined to be Chronically Ill (as defined below) and has been receiving adult day care (as defined in the rider) for at least 90 days during a period of 270 consecutive days.

     Chronically Ill means that an Insured has been certified (within the preceding 12-month period) by a licensed health care practitioner as (1) being expected to be unable to perform (without substantial assistance from another individual) at least two activities of daily living, including bathing, continence, dressing, eating, toileting, and transferring, during a period of at least 90 days; or (2) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR). A charge for this rider will be deducted from the Account Value as part of the monthly deductions.


     Tax Consequences of the ADBR. Subject to certain limitations, the benefits payable under the ADBR will generally be excludible from income for Federal income tax purposes. See "Tax Considerations."

     Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to a long-term care benefit balance not to exceed the current Policy Death Benefit less any outstanding Policy loans and loan interest, and additional long-term care benefit payments equal to twelve monthly payments. Subject to a maximum monthly benefit of $10,000, the monthly benefits under the ADBR will be the actual cost of long-term care expenses up to a maximum of 1/36th of the Death Benefit for care in a long-term care facility or home health care; or the actual expenses up to a maximum of 1/72nd of the Death Benefit for adult day care.

     Conditions for Receipt of Long-Term Care Accelerated Death Benefit Rider. In order to receive benefits from this rider, the Policy and rider must be in force and an Owner must submit Proper Notice of the claim to us at our Home Office. Proper Notice means notice that is received at our Home Office in a form acceptable to us.

     We may request additional medical information from the Insured's physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of benefits. We will not approve any benefits under the rider for a claim which is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

     Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of the payments. If the Owner makes a request for a long-term care accelerated death benefit payment, the Policy's Account Value will be reduced proportionally. Therefore, depending upon the number and amount of payments, this may result in the Account Value being reduced to zero.

Your determination as to how to purchase a desired level of insurance coverage should be based on specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these rider benefits. Not all such benefits may be available at any time, and rider benefits in addition to those listed above may be made available. Please ask your AUL representative for further information, or contact the Home Office.

                               TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon AUL's understanding of the present federal tax laws as they currently are interpreted by the Internal Revenue Service (the "IRS").

Tax Status of the Policy

In order to attain the tax benefits normally associated with life insurance, the Policy must be classified for federal income tax purposes as a life insurance contract. Section 7702 of the Internal Revenue Code sets forth a definition of a life insurance contract for federal income tax purposes. The U.S. Treasury Department (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Policy issued on a standard basis, AUL believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) or one involving joint insureds, there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. If the requirements of Section 7702 were deemed not to have been met, the Policy would not provide the tax benefits normally associated with life insurance and the tax status of all contracts invested in the Investment Account to which premiums were allocated under the non-qualifying contract might be affected.

If it is subsequently determined that a Policy does not satisfy Section 7702, AUL may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, AUL reserves the right to modify the Policy as it deems necessary in its sole discretion to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each of the Investment Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code. The Investment Accounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the Portfolio's assets are to be invested. AUL believes that the Investment Accounts will meet the diversification requirements, and AUL will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the investment accounts used to support their contracts. In those circumstances, income and gains from the investment account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of investment account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract holders may direct their investments to particular investment accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of investment account assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Account Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Investment Accounts. In addition, AUL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. AUL therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Investment Accounts.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

     In General. AUL believes that the proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code. However, if you elect a settlement option for a Death Benefit other than in a lump sum, a portion of the payment made to you may be taxable.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a Partial Surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depends on the circumstances of each Owner or beneficiary.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment. Upon a complete surrender or lapse of a Policy, whether or not a Modified Endowment, the excess of the amount received plus the amount of any outstanding loans and loan interest over the total investment in the Policy will generally be treated as ordinary income subject to tax.

     Modified Endowments. Section 7702A establishes a class of life insurance Policies designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Policy will be a Modified Endowment if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment after a material change. The determination of whether a Policy will be a Modified Endowment after a material change generally depends upon the relationship of the Death Benefit and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a Modified Endowment will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax advisor to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment. However, at the time a premium is credited which in AUL's view would cause the Policy to become a Modified Endowment, AUL will attempt to notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment. However, we do not undertake to provide such notice. The Owner will have 30 days after receiving such notification to request the refund.

Policies  classified as Modified  Endowments  will be subject to the  following:
First, all distributions, including distributions upon surrender and Partial Surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a Modified Endowment after it is issued, distributions made during the Policy Year in which it becomes a Modified Endowment, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a Modified Endowment will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a Modified Endowment could later become taxable as a distribution from a Modified Endowment.

All Modified Endowments that are issued by AUL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment for purposes of determining the amount includable in an Owner's gross income under
Section 72(e) of the Internal Revenue Code.

Distributions from a Policy that is not a Modified Endowment are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment are not treated as distributions. Instead, such loans are treated as advances of the death benefit to the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment are subject to the 10 percent additional income tax.

     Policy Loan Interest. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible for federal or state income tax purposes. The deduction of other forms of interest paid on Policy loans may also be subject to other restrictions under the Internal Revenue Code. A qualified tax advisor should be consulted before deducting any Policy loan interest.

     Investment in the Policy. Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment to the extent that such amount is included in the gross income of the Owner.

     Tax Treatment of Long-Term Care Accelerated Death Benefit Rider. It is intended that the Long-Term Care Accelerated Death Benefit Rider benefits provided by this Policy qualify as tax-free benefits under section 7702B(b) and/or section 101(g) of the Internal Revenue Code. Benefit amounts from this Policy plus any per diem long-term care insurance benefits will be includible in income if they exceed the limits set in section 7702B(b).

Charges for this rider may be treated as a taxable distribution from the Policy (and might also be subject to the 10% penalty tax if the Policy is a Modified Endowment Contract as discussed previously). The Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider; i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. Tax treatment of non-qualified benefits is uncertain at this time.

The tax comments in this section reflect our understanding of the current federal tax laws as they relate to the Long-Term Care Accelerated Death Benefit Rider. Since these laws are subject to interpretation and change, we recommend you seek individual advice from your tax advisor.

Estate and Generation Skipping Taxes

When the Insured dies, the Death Benefits will generally be includible in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. Nothing would be includible in the Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. An unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax with the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Because these rules are complex, the Owner should consult with a qualified tax advisor for specific information if ownership is passing to younger generations.

Life Insurance Purchased for Use in Split Dollar Arrangements

The Internal Revenue Service in Notice 2001-10 (initially released to the public on January 9, 2001 and then officially published in IRB 2005-05 on January 29,
2001) has announced a change in the rules that have governed split-dollar life insurance since 1964. This change is in the form of "interim guidance." Although it cannot be stated with certainty that the inevitable impact of these rules will be severely negative in their effect on split-dollar life insurance, purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from such an arrangement.

Taxation Under Section 403(b) Plans

     Purchase Payments. Under Section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Policies for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments, however, are subject to FICA (social security) taxes.

     Taxation of Distributions. Distributions from a Section 403(b) Policy are taxed as ordinary income to the recipient. Taxable distributions received before the employee attains Age 59 1/2 generally are subject to 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary), and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Policy Values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)
     Required Distributions. At the time of retirement, the Policy must be: (1) transferred to a non-life insurance 403(b) contract which complies with the distribution requirements of the Internal Revenue Code and will continue in force, subject to the payment of any required premium, and the provisions of the 403(b) Policy endorsement will no longer apply to the Policy; or (2) surrendered; or (3) distributed.

Non-Individual Ownership of Contracts

If the Owner of a Policy is an entity rather than an individual, the tax treatment may differ from that described above. Accordingly, prospective Owners that are entities should consult a qualified tax advisor.

Possible Charge for AUL's Taxes

At the present time, AUL makes no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the Investment Accounts or to the Policies. However, AUL reserves the right to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Investment Accounts or to the Policies.


                  OTHER INFORMATION ABOUT THE POLICIES AND AUL

Policy Termination

The Policy will terminate, and insurance coverage will cease, as of: (1) the end of the Valuation Period during which we receive Proper Notice to surrender the Policy; (2) the expiration of a grace period; or (3) the death of the Insured. See "Surrendering the Policy for Net Cash Value," "Premium Payments to Prevent Lapse," and "Death Benefit and Changes in Face Amount."

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Separate Account and, therefore, indirectly for the Policies. In addition, the Funds have advised us that they are available to registered separate accounts of insurance companies, other than AUL, offering variable annuity and variable life insurance policies.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares as an investment medium for products other than the Policies. However, there is a theoretical possibility that a material conflict of interest may arise between Owners whose Cash Values are allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors/Trustees of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Policy's interest in an Investment Account of the Separate Account without notice to you and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to establish additional Investment Accounts of the Separate Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Any new Investment Accounts may be made available to existing Owners on a basis to be determined by AUL. Subject to applicable law and any required SEC approval, we may, in our sole discretion, eliminate one or more Investment Accounts if marketing needs, tax considerations or investment conditions warrant.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Policy to reflect the substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Policies (subject to any approvals that may be required under applicable law), the Separate Account may be operated as a management investment company under the Investment Company Act of 1940, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AUL separate accounts.


Sale of the Policies

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering. Applications for Policies are solicited by representatives who are licensed by applicable state insurance authorities to sell our variable life contracts and who are also registered representatives of OneAmerica Securities, Inc., which is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. OneAmerica Securities, Inc., is a wholly owned subsidiary of American United Life Insurance Company, and is the distributor and "principal underwriter," as defined in the Investment Company Act of 1940, of the Policies for the Separate Account. We are not obligated to sell any specific number of Policies.

Registered representatives may be paid commissions on Policies they sell. Representatives generally will be paid 50% of planned premiums paid in the first year for premiums up to target premium. For planned premiums paid in excess of target premium, registered representatives will also receive 3% of that excess. Additional commissions may be paid in certain circumstances. Other allowances and overrides also may be paid.

State Regulation

AUL is subject to regulation by the Department of Insurance of the State of Indiana, which periodically examines the financial condition and operations of AUL. AUL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this Prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

AUL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

The Separate Account is not a party to any litigation. Its depositor, AUL, as an insurance company, ordinarily is involved in litigation. AUL is of the opinion that at present, such litigation is not material to the Owners of the Policies.

Legal Matters

Dechert LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws. Matters of Indiana law pertaining to the Policies, including AUL's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by John C. Swhear, Senior Counsel of AUL.

Financial Statements

Financial statements of AUL and the Variable Account as of December 31, 2002 are included in the Statement of Additional Information.

================================================================================

          No dealer, salesman or any other person is authorized by the AUL American Individual Variable Life Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

          The Statement of Additional Information contains additional information about the Variable Account and AUL, To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information please call 1-800-863-9354 or write to us at One American Square, P.O. Box 7127, Indianapolis, Indiana 46209-7127.

          The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional
          Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

          The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

          Investment Company Act of 1940 Registration File No. 811-8311

================================================================================

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

                    FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)
                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS

                               Dated: May 1, 2003

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

                    FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)
                               One American Square
                           Indianapolis, Indiana 46282

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Flexible Premium Adjustable Variable Life policies, dated May 1, 2003.

          A Prospectus is available without charge by calling the number listed above or by writing to the address listed above.

                                TABLE OF CONTENTS
Description                                                                                        Page

GENERAL INFORMATION AND HISTORY ...............................................................  ??

DISTRIBUTION OF CONTRACTS .....................................................................  ??

CUSTODY OF ASSETS .............................................................................  ??

INDEPENDENT ACCOUNTS ..........................................................................  ??

PERFORMANCE INFORMATION .......................................................................  ??

FINANCIAL STATEMENTS ..........................................................................  ??

                         GENERAL INFORMATION AND HISTORY

     For a general description of AUL and AUL American Individual Variable Life Unit Trust (the "Variable Account"), see the section entitled "Information about AUL, The Variable Account, and The Funds" in the Prospectus.

                            DISTRIBUTION OF CONTRACTS

     OneAmerica Securities, Inc. is the Principal Underwriter and the Distributor for the variable life contracts (the "Contracts") described in the Prospectus and in this Statement of Additional Information. It's principal business address is the same as the Depositor's. OneAmerica Securities, Inc. is a wholly owned subsidiary of AUL and is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of OneAmerica Securities, Inc., who are also licensed insurance agents.

     AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life contracts. The broker-dealers are required to be registered with the SEC and members of the National Association of Securities Dealers, Inc.

     OneAmerica   Securities  serves  as  the  Principal   Underwriter   without
compensation from the Variable Account.

                                CUSTODY OF ASSETS

     The assets of the Variable Account are held by AUL. The assets are kept physically segregated and are held separate and apart from the assets of other separate accounts of AUL and from AUL's General Account assets. AUL maintains records of all purchases and redemptions of shares of the Funds offered hereunder.

                             INDEPENDENT ACCOUNTANTS

[To be inserted with Registrant's Rule 485(b) post effective amendment prior to effectiveness of this post effective amendment.]

                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown below under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Contract Owners in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the OneAmerica Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro rata share of the Investment Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent.

     Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                             365/7
Effective Yield  =  [(Base Period Return + 1)     ] - 1


Quotations of yield for the remaining Investment Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

             a-b       6
YIELD =  2[(-----) + 1)  - 1]
             cd

where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Investment Account

      b = expenses accrued for the period (net of reimbursements), c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

      d = the value (maximum offering period) per Accumulation Unit on the last day of the period.

Other Variable Accounts

"Yield" of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

     YIELD = 2[ (a-b + 1) (To the power of 6) - 1]
                 ---
                 cd

Where:

        a = net investment income earned during the period by the underlying portfolio of the variable account

        b =    expenses accrued for the period (net of reimbursements)

        c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends

        d = the unit value of the accumulation units on the last day of the period.

The yield of each variable account does not reflect the deduction of any charges for the policy.

The variable accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account's performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five, and ten years (or, if less, up to the life of the Investment Account), calculated pursuant to the following formula: P(1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Hypothetical quotations of average total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, as adjusted for applicable charges. All standardized total return figures reflect the deduction of the applicable withdrawal charge, the administrative fee, maximum rider charges, the Annual Contract Fee, and the mortality and expense risk charge. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the Annual Contract Fee and quotations of total return may reflect other periods of time.

     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare an Investment Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Funds in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Promotional reports and literature may also contain other information including (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis; (assuming one or more tax rates) with the return on a taxable basis; and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Separate account performance

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the variable accounts.

The following table presents the annualized total return for each variable account for the period from each variable account's commencement of operations or 10 years, whichever is greater. The figures in the table do not reflect the deduction of any policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy.

The results shown in this section are not an estimate or guarantee of future investment performance.


                     Historical Separate Account Performance

           Annualized Rates of Return for Periods Ended December 31,

                   All numbers are expressed as a percentage



                                  Inception   Inception
                                   Date of     Date of                                     10 Year
                                    Mutual    Investment                                   or since
Investment Account                   Fund      Account        1 Year         5 Years       Inception
------------------                   ----      -------       --------       --------       --------
OneAmerica Asset Director           4/10/90    12/31/02
OneAmerica Investment
  Grade Bond                        4/10/90    12/31/02
OneAmerica Money Market             4/10/90    12/31/02
OneAmerica Value                    4/10/90    12/31/02
Alger American Growth               1/09/89    12/31/02
Alger American Small
 Capitalization                     9/20/88    12/31/02
American Century VP Income &
 Growth                            10/30/97    12/31/02
American Century VP
 International                      5/01/94    12/31/02
Calvert Social Mid Cap Growth       7/16/91    12/31/02
Fidelity VIP Asset Manager          9/06/89    12/31/02
Fidelity VIP Contrafund(R)          1/03/95    12/31/02
Fidelity VIP Equity-Income         10/09/86    12/31/02
Fidelity VIP Growth                10/09/86    12/31/02
Fidelity VIP High Income            9/19/85    12/31/02
Fidelity VIP Index 500              8/27/92    12/31/02
Fidelity VIP Overseas               1/28/87    12/31/02
INVESCO VIF-Dynamics Fund           8/25/97    12/31/02
INVESCO VIF-Financial Services Fund 9/21/99    12/31/02
INVESCO VIF-Health Sciences Fund    5/22/97    12/31/02
INVESCO VIF-High Yield Fund         5/27/94    12/31/02
INVESCO VIF-Real Estate
        Opportunity Fund            4/01/98    12/31/02
INVESCO VIF-Utilities Fund          1/03/95    12/31/02
Janus Flexible Income               9/13/93    12/31/02
Janus Worldwide Growth              9/13/93    12/31/02
PBHG Growth II                      5/01/97    12/31/02
PBHG Technology
 & Communications                   5/01/97    12/31/02
SAFECO RST Equity                   4/03/87    12/31/02
SAFECO RST Growth
 Opportunities                      1/07/93    12/31/02
T. Rowe Price Equity Income         3/31/94    12/31/02
T. Rowe Price Limited-Term Bond     3/29/95    12/31/02
T. Rowe Price Mid-Cap Growth       12/31/96    12/31/02



                              FINANCIAL STATEMENTS

[To be inserted with Registrant's Rule 485(b) post effective amendment prior to effectiveness of this post effective amendment.]

                            PART C: Other Information

Item 27.Exhibits

(a)     Board of Directors Resolutions.

        1. Resolution of the Board of Directors of the Depositor dated July 10, 1997 concerning AUL American Individual Variable Life Unit Trust(1)

(b)     Custodian Agreements.

          Not Applicable.

(c)     Underwriting Contracts.

        1. Distribution Agreement between American United Life Insurance Company and OneAmerica Securities, Inc.(6)

        2.     Schedule of Sales Commissions.(2)

(d)     Contracts.

        1.     Form of  Flexible  Premium  Adjustable  Variable  Life  Insurance
               Policy(1)

        2.     Form of Last Survivor Rider(1)

        3.     Form of Waiver of Monthly Deduction Disability(1)

        4.     Form of Guaranteed Insurability Option(1)

        5.     Form of Children's Insurance Benefit Rider(1)

        6.     Form of Other Insured Level Term Insurance Rider(1)

        7.     Form of Waiver of Premium Disability Benefit Rider(1)

        8.     Form of Automatic Increase Rider(1)

        9.     Form of Guaranteed Death Benefit Rider(1)

        10.    Form of Accelerated Benefit Rider(1)

        11.    Form of Joint First-to-Die Level Term Insurance Rider(1)

(e)     Applications.

        1. Form of Application for Flexible Premium Adjustable Variable Life Insurance Policy(5)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        1. Certification of Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(3)

        2. Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(3)

        3.     Code of By-laws of American United Life Insurance Company(R)(3)

        4. Articles of Amendment to the Articles of Incorporation of American United Life Insurance Company(R)(4)

        5. Amended and Restated Bylaws of American United Life Insurance Company(R)(4)

(g)     Reinsurance Contracts.

               Not Applicable.

(h)     Participation Agreements.

        1. Form of Participation Agreement between American United Life Insurance Company(R) and Alger American Fund (3)

        2.     Form of  Participation  Agreement  between  American  United Life
               Insurance Company(R) and American Century Variable Portfolios, Inc. (3)

        3. Form of Participation Agreement between American United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund (3)

        4. Form of Participation Agreement between American United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund II (3)

        5. Form of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Equity Series, Inc. (3)

        6. Form of Participation Agreement between American United Life Insurance Company(R) and INVESCO Variable Investment Funds, Inc.
               (5)

        7. Form of Participation Agreement between American United Life Insurance Company(R) and Janus Aspen Series (6)

        8. Form of Participation Agreement between American United Life Insurance Company(R) and PBHG Insurance Series Fund (6)

        9. Form of Participation Agreement between American United Life Insurance Company(R) and SAFECO Resource Series Trust (6)

       10. Form of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Fixed Income Series, Inc.(6)

(i)     Administrative Contracts.

               Not Applicable.

(j)     Other Material Contracts.

               Not Applicable.

(k)     Legal Opinion.

        1.     Opinion  and  consent of legal  officer of  American  United Life
               Insurance   Company(R)   as  to  legality   of   Policies   being
               registered(2)

(l)     Actuarial Opinion.

        1.     Opinion of Actuary(2)

(m)     Calculation.

               Not Applicable.

(n)     Other Opinions.

        1.     Consent of Dechert Price & Rhoads(2)

        2.     Consent of Independent Accountants*

(o)     Omitted Financial Statements.

               Not Applicable.

(p)     Initial Capital Agreements.

               Not Applicable.

(q)     Redeemability Exemption.

        1.     Memorandum   describing   issuance,   transfer   and   redemption
               procedures.(1)

--------------------

(1) Filed with the Registrant's initial registration statement on Form S-6 (File No. 333-32531) on July 31, 1997.

(2) Filed with the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on October 30, 1997.

(3) Filed with the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on April 30, 1998.

(4) Filed with the Registrant's Post-effective Amendment No. 5 to the Registration Statement on Form S-6 (File 333-32531) on April 27, 2001.

(5) Filed with the Registrant's Post-effective Amendment No. 6 to the Registration Statement on Form S-6 (File 333-32531) on August 28, 2001.

(6) Filed with the Registrant's Post-effective Amendment No. 8 to the Registration Statement on Form N-6 (File 333-32531) on February 28, 2003

* To be filed by amendment.

Item 28. Directors and Officers of the Depositor

Name and Address                   Positions and Offices with AUL
----------------                   ------------------------------

Jerry D. Semler*                   Chairman of the Board and Chief Executive Officer,
                                   American United Life Insurance Company (9/91 - present);
                                   President, AUL (1980 - 2/03); Chairman of the AUL Acquisition
                                   Committee; Chairman of the Board & CEO, The State Life Insurance
                                   Company (11/94 - present); Chairman of the Board, AUMIHC
                                   (12/00-present); Director, IWC Resources Corp.(4/96 - 9/01)

John R. Barton*                    Senior Vice President, Group Life & Health Division
                                   (1/99 - present); Director, AUL (12/00 - present);
                                   Vice President, Group Operations, WAUSAU Insurance Co.
                                   (5/98 - 12/98); Consultant, Heron Management Group
                                   (4/97 - 5/98); President & Chief Executive Officer,
                                   The Epoch Group, L.C. (1/95 - 4/97)

J. Scott Davison*                  Senior Vice President, Strategic Planning and Corporate Development
                                   (7/02 - present); Director, AUL (7/02 - present) Vice President,
                                   Corporate Planning (1/00 - 7/02); Director, Treasurer, Assistent
                                   Secretary, Senior Vice President and Chief Financial Officer,
                                   Duncanson & Holt, Inc. (10/97-1/00); Unum Corporation (7/86-10-97)

Constance E. Lund*                 Senior Vice President, Corporate Finance (1/00 - present);
                                   Director, AUL, (12/00 - present); Vice President, Reporting and Research (1/99 - 1/00); Assistant Vice President,
                                   Reporting & Research (5/95 - 1/99)

Dayton H. Molendorp*               Executive Vice President, AUL (2/03 - present); Senior Vice President,
                                   Individual Division (9/99 - 2/03); Director, AUL, (12/00 - present);
                                   President, The State Life Insurance Company (2/03 - present); President and
                                   Director, Pioneer Mutual Life Insurance Company (2/02 - present);
                                   Vice President, Individual Division, AUL (11/98 - 9/99);
                                   Vice President, Marketing, Individual Division, AUL (6/92 - 9/98)

R. Stephen Radcliffe*              President, AUL (2/03 - present); Executive Vice President, AUL (8/94 - present);
                                   Director, AUL (2/91 - present); Director, AUMIHC (12/00 - present);
                                   Director, Pioneer Mutual Life Insurance Company (2/02 - present)

Mark C. Roller*                    Senior Vice President, Human Resources & Corporate Support,
                                   (12/01 - present); Director, AUL (12/01 - present); Vice President
                                   Human Resources, (11/99 - 12/01); Vice President, Corporate
                                   Planning, (9/95 - 11/99)

G. David Sapp*                     Senior Vice President, Investments (1/92 - present);
                                   Director, AUL (12/00 - present)

William L. Tindall*                Senior Vice President, Retirement Services (8/97 - present);
                                   Director, AUL (12/00 - present); Senior Vice President, Pension
                                   Management Sales, Massachusetts Mutual Life Insurance Company
                                   (1993 - 8/97)

Steven A. Weber*                   Senior Vice President, Information Systems, (11/01 - present);
                                   Director, AUL, (2/02 - present); Consultant, S. Weber & Associates,
                                   (1/01 - 11/01); Senior Vice President, AAL, (1975 - 10/01)

Thomas M. Zurek*                   General Counsel & Secretary (8/02 - present);
                                   Director, AUL (8/02 - present); Secretary, State Life Insurance
                                   Company (8/02 - present); Partner, Nymast, Good, Voigts, West,
                                   Hansel and O'Brien (1992-1998; 2001-8/2002); General Counsel and
                                   Executive Vice President, American General Life Companies (1998 - 2001)

----------------------------------------------

* The Principal  business  address of all of the persons  listed is One American
Square, Indianapolis, Indiana 46282


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY ("AUMIHC") - a mutual holding company created on December 17, 2000, under the laws of the state of Indiana. The rights of policyowners of American United Life Insurance Company, including the right to elect directors to the Board of Directors, reside with this entity, which must hold at least 51% of the voting stock of the stock holding company, OneAmerica Financial Partners, Inc.

ONEAMERICA FINANCIAL PARTNERS, INC. ("OAFP") - the stock holding company which owns all of the shares of American United Life Insurance Company, formerly an Indiana mutual insurance company, which is now an Indiana stock insurance company.

AMERICAN UNITED LIFE INSURANCE COMPANY ("AUL") (Broker Dealer No. 801-8074) is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company.

ONEAMERICA FUNDS, INC. (the "Fund") (formerly AUL American Series Fund, Inc. (File No. 811-5850) was incorporated under the laws of Maryland on July 26, 1989 and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. As a "series" type of mutual Fund, the Fund issues shares of common stock relating to separate investment portfolios. Substantially all of the Fund's shares were originally purchased by AUL in connection with the initial capitalization of the Fund. As of December 31, 2001, of the 600 million authorized shares, 580 million shares have been issued and allocated. Of these allocated shares, AUL owned 0.00% of the outstanding shares of the Fund's Value portfolio, 0.00% of the Investment Grade Bond Portfolio, 0.00% of the Managed Portfolio, 0.00% of the Money Market Portfolio, 12.23% of the Fund's Tactical Asset Allocation Portfolio, 56.57% of the Fund's Conservative Investor Portfolio, 55.25% of the Fund's Moderate Investor Portfolio, and 54.78% of the Fund's Aggressive Investor Portfolio. AUL would, therefore, be able to control any issue submitted to the vote of shareholders of the Conservative, Moderate, and Aggressive Investor Portfolios.

ONEAMERICA SECURITIES, INC. (formerly AUL Equity Sales Corp.) (Broker Dealer No. 801-56819) is a wholly owned subsidiary of AUL, organized under the laws of the State of Indiana in 1969 as a broker-dealer to market registered variable insurance products and mutual funds. As of December 31, 2000, 400 shares are issued and outstanding, all of which have been purchased and are owned by AUL. This entity acts as the Distributor of the variable life and variable annuity contracts issued by American United Life Insurance Company. As of December 31, 2001, the total number of shares, all without par value, that the Corporation is authorized to issue is 1,000 shares. As of December 31, 2001, 400 shares are issued and outstanding, all of which have been purchased by and are owned by American United Life Insurance Company.

STATE LIFE INSURANCE COMPANY ("State Life") is an Indiana domestic mutual insurance company without voting securities whose principal business is the sale of life insurance and annuity contracts. State Life became a part of the insurance holding company on September 23, 1994. Since the directors of the mutual holding company referred to in this Item also serve as the directors of State Life, this has been held by the Indiana Commissioner of Insurance to constitute an acquisition of control of State Life by American United Mutual Insurance Holding Company.

PIONEER MUTUAL LIFE INSURANCE COMPANY ("PML") is a North Dakota domestic insurance company whose principal business is the sale of life insurance policies and annuity contracts. During 2001, PML, pursuant to the authority of the North Dakota and Indiana Insurance Commissioners, and with the approval of its members, reorganized from a mutual insurance company to become part of AUMIHC.

CNL FINANCIAL CORPORATION ("CNL") is a holding company organized under the laws of Georgia. CNL owns, directly or indirectly, five wholly owned subsidiaries which include two Georgia insurers, Cherokee National Life Insurance Company ("CNLI") and CNL/Insurance America, Inc. ("CIA") as well as CNL/Resource Marketing Corporation, a Georgia corporation, CNL Technology Group, Inc., a Georgia corporation, and Commodore National Reinsurance Company, Ltd., a Nevis corporation. On December 18, 2000, AUL acquired CNL and its affiliates in a transaction that was approved by the Georgia Commissioner of Insurance on December 8, 2000. CNLI markets credit life and credit disability coverages throughout the southeastern region of the United States, while CIA markets property and casualty insurance coverage in the same geographic area.

FIRST FINANCIAL REINSURANCE COMPANY, LTD ("First Financial"). First Financial is a Turks and Caicos Islands domestic insurance company whose business is the reinsurance of credit life and disability risks issued through a bank subsidiary of its parent, First Financial Corporation. On June 30, 1999, AUL invested $400,000 and received 1,300 shares of preferred stock in First Financial Reinsurance Company, LTD, until then a wholly-owned subsidiary of First Financial Corporation. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.

FOUNTAIN SQUARE INSURANCE COMPANY ("Fountain Square"). Fountain Square is an Arizona domestic insurance company whose business is the reinsurance of credit life and disability risks issued through its parent, Fifth-Third Bank Corp. On May 21, 1999, AUL invested $1,250,000 and received 26,000 shares of preferred stock in Fountain Square Life Insurance Company, until then a wholly-owned subsidiary of Fifth-Third Bank Corp. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.

OLD KENT FINANCIAL LIFE INSURANCE COMPANY ("Old Kent"). Old Kent is an Arizona domestic insurance company whose business is the reinsurance of credit life and disability risks issued through its parent, Fifth-Third Banc Corp. On August 16, 2001 AUL invested $1,250,000 and received 29,000 shares of preferred stock in Old Kent, until then a wholly-owned subsidiary of Fifth-Third Banc Corp. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.

HUNTINGTON CREDIT REINSURANCE COMPANY ("Huntington") is an Arizona domestic insurance company whose business is the reinsurance of credit life and disability risks issued through its parent, Huntington Bancshares, Inc. On December 20, 2001, AUL invested $2,500,000 and received 26,000 shares of preferred stock in Huntington, until then a wholly-owned subsidiary of Huntington Bancshares, Inc. As a result of the transaction, AUL has acquired a 22.4% equity interest in that company.

AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST (File No. 811-9193), AUL AMERICAN INDIVIDUAL UNIT TRUST (File No. 811-8536), and AUL AMERICAN UNIT TRUST (File No. 811-5929), are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

REGISTRANT (File No. 811-8311) is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.

AMERICAN UNITED LIFE POOLED EQUITY FUND B (File No. 811-1571) is a separate account of AUL organized for the purpose of the sale of group variable annuity contracts. Effective 5/1/2000, the sale of accumulation units has been terminated under applicable contract provisions.

AMERICAN UNITED LIFE RE S.A. is an Argentinian corporation and was incorporated on October 8, 1999 for the primary purpose of pursuing reinsurance business in South and Central America. As of December 31, 2001, the total number of shares, at $1 par value each, that the corporation is authorized to issue is 50,000. As of December 31, 2001, 49,999 shares are issued and outstanding to AUL, and as required by local law, one share is issued and outstanding in the name of Charles D. Lineback. AUL may, therefore, be deemed to wholly own and control 100% of the stock of the corporation.*

AUL REINSURANCE MANAGEMENT SERVICES, LLC ("RMS") is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance intermediary for certain catastrophic or pooled risks and AUL's affiliation with RMS allows it the opportunity to participate in this type of reinsurance business. RMS wholly owns these subsidiaries: AUL Reinsurance Management Services, Canada, Ltd.; AUL Reinsurance Management Services (Bermuda) Ltd.; and AUL Long Term Care Solutions, Inc.*

*NOTE: Effective July 1, 2002, a unit of Employers Reinsurance Corporation is reinsuring the majority of American United Life Insurance Company's Reinsurance operations, including its life, long-term care and international reinsurance business. The net premiums subject to the agreement are approximately $376 million for 2001. This transaction also resulted in the sale and transfer of certain assets within AUL's Reinsurance Division. Certain business previously pursued by American United Life RE S.A. and AUL Reinsurance Management Services, LLC (see the above two paragraphs) were transferred to the unit of Employers Reinsurance Corporation while other parts of this business were retained in a run-off mode. These two corporations remain subsidiaries of AUL. AUL Reinsurance Management Services, LLC continues to own AUL Reinsurance Management Services (Bermuda) Ltd. but has divested itself of Reinsurance Management Services, Canada, Ltd. and AUL Long Term Care Solutions, Inc.

Item 30. Indemnification.

Article IX, Section 1 of the by-laws of AUL provides as follows:

The corporation shall indemnify any director or officer or former director or officer of the corporation against expenses actually and reasonably incurred by him (and for which he is not covered by insurance) in connection with the defense of any action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer or former director or officer of the corporation for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. Such rights of indemnification and reimbursement shall not be exclusive of any other rights to which such director or officer may be entitled under any By-law, agreement, vote of members or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters.

     a. Other Activity. In additional to Registrant, OneAmerica Securities, Inc. acts as the principal underwriter for policies offered by AUL through AUL American Individual Unit Trust (File No. 811-08536), AUL American Unit Trust (File No. 811-05929) and AUL American Individual Variable Annuity Unit Trust (File No. 811-09193).

     b.   Management.   The  directors  and  principal  officers  of  OneAmerica
          Securities, Inc. are as follows:

          Name and Principal                      Positions and Offices
          Business Address*                       with OneAmerica Securities, Inc.
          -------------------                     --------------------------------

          Constance E. Lund                       Treasurer; Director
          Dayton H. Molendorp                     Vice President, Individual Marketing
                                                   Services; Director
          R. Stephen Radcliffe                    Chairman of the Board; Director
          John C. Swhear                          Secretary
          Rachel F. Tomasek                       Vice President, Operations
          William L. Tindall                      Director
          Joseph M. Urban                         President; Chief Compliance Officer;
                                                   Financial Operations Principal; Director
          John W. Zeigler                         Vice President, Insurance Agency Registrations
------------------------------

* The Principal  business  address of all of the persons  listed is One American
Square, Indianapolis, Indiana 46282



     c.   Not Applicable.

Item 32. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the investment Company Act of 1940 and the rules under that section will be maintained at One American Square, Indianapolis, IN 46282.

Item 33. Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 34. Fee Representation.

The Registrant represents that the aggregate fees and charges deducted under the variable life contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Indianapolis, and the State of Indiana, on the 28th day of February, 2003.


                               AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                                            (Registrant)

                               By:  American United Life Insurance Company

                               By:  __________________________________________
                                    Name:  Jerry D. Semler*
                                    Title: Chairman of the Board and
                                           Chief Executive Officer


                               AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                                             (Depositor)

                               By:  __________________________________________
                                    Name:  Jerry D. Semler*
                                    Title: Chairman of the Board and
                                           Chief Executive Officer




* By:      /s/ John C. Swhear
       __________________________________________
       John C. Swhear as attorney-in-fact

Date:  February 28, 2003

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                     Date
---------                           -----                     ----

_______________________________     Director                   February 28, 2003
John R. Barton*


_______________________________     Director                   February 28, 2003
J. Scott Davison*


_______________________________     Director, Principal        February 28, 2003
Constance E. Lund*                  Financial and Accounting
                                    Officer

_______________________________     Director                   February 28, 2003
Dayton H. Molendorp*


_______________________________     Director                   February 28, 2003
R. Stephen Radcliffe*


_______________________________     Director                   February 28, 2003
Mark C. Roller*


_______________________________     Director                   February 28, 2003
G. David Sapp*


_______________________________     Director                   February 28, 2003
Jerry D. Semler*


_______________________________     Director                   February 28, 2003
William L. Tindall*


_______________________________     Director                   February 28, 2003
Steven A. Weber*


_______________________________     Director                   February 28, 2003
Thomas M. Zurek*



    /s/ John C. Swhear
___________________________________________
*By: John C. Swhear as Attorney-in-fact

Date:  February 28, 2003

                               EXHIBITS FILED WITH
                                    FORM N-6


                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                  OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)




Exhibit Number in
Form N-6, Item 27                   Name of Exhibit
-----------------                   ---------------

  (c)(1)                            Distribution  Agreement  between  American
                                    United Life Insurance Company and OneAmerica
                                    Securities, Inc.

  (h)(7)                            Form of  Participation  Agreement  between
                                    American United Life Insurance Company(R) and Janus Aspen Series

  (h)(8)                            Form of  Participation  Agreement  between
                                    American United Life Insurance Company(R) and PBHG Insurance Series Fund

  (h)(9)                            Form of  Participation  Agreement  between
                                    American United Life Insurance Company(R) and SAFECO Resource Series Trust

  (h)(10)                           Form of  Participation  Agreement  between
                                    American United Life Insurance Company(R) and T. Rowe Price Fixed Income Series, Inc.
